UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

HC CAPITAL TRUST

(Name of Registrant as Specified In Its Charter)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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HC CAPITAL TRUST

Five Tower Bridge, 300 Barr Harbor Drive, Suite 500

West Conshohocken, Pennsylvania 19428

April 19, 2021

To the Shareholders of The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional U.S. Equity Portfolio, The Small Capitalization—Mid Capitalization Equity Portfolio, The ESG Growth Portfolio, The Catholic SRI Growth Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio, The Core Fixed Income Portfolio, The Corporate Opportunities Portfolio, The U.S. Government Fixed Income Securities Portfolio, The U.S. Corporate Fixed Income Securities Portfolio, The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio, The Short-Term Municipal Bond Portfolio, The Intermediate Term Municipal Bond Portfolio and The Intermediate Term Municipal Bond II Portfolio (collectively, the “Affected Portfolios”) of HC Capital Trust:

We encourage you to read the attached information statement thoroughly. As the information statement describes, the Board of Trustees of HC Capital Trust has approved new portfolio management agreements with Parametric Portfolio Associates LLC for each of the Affected Portfolios, each on the terms described herein.

The enclosed document is purely for informational purposes. You are not being asked to vote or take action on any matter.

As always, thank you for your trust and confidence.

Sincerely yours,

Colette Bergman

Vice President & Treasurer

HC Capital Trust

HC Capital Trust

Five Tower Bridge, 300 Barr Harbor Drive, Suite 500

West Conshohocken, PA 19428

The Value Equity Portfolio

The Growth Equity Portfolio

The Institutional U.S. Equity Portfolio

The Small Capitalization—Mid Capitalization Equity Portfolio

The ESG Growth Portfolio

The Catholic SRI Growth Portfolio

The International Equity Portfolio

The Institutional International Equity Portfolio

The Emerging Markets Portfolio

The Core Fixed Income Portfolio

The Corporate Opportunities Portfolio

The U.S. Government Fixed Income Securities Portfolio

The Inflation Protected Securities Portfolio

The U.S. Corporate Fixed Income Securities Portfolio

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

The Intermediate Term Municipal Bond Portfolio

The Intermediate Term Municipal Bond II Portfolio

(each an “Affected Portfolio” and, collectively, the “Affected Portfolios”)

INFORMATION STATEMENT

This Information Statement is being provided to the shareholders of the Affected Portfolios, each of which is a series of HC Capital Trust (the “Trust”). This Information Statement is in lieu of a proxy statement, pursuant to the terms of an Exemptive Order (the “Order”) that the Trust and Hirtle Callaghan & Co., LLC, of which the Trust’s investment adviser, HC Capital Solutions (the “Adviser”), is a division, received from the U.S. Securities and Exchange Commission (the “SEC”) on July 10, 2012. The Order permits the Adviser, under certain circumstances, to hire or replace independent investment advisory firms (each, a “Specialist Manager”) and to make changes to existing portfolio management agreements with Specialist Managers with the approval of the Board of Trustees (the “Board”) of the Trust without the need for a shareholder meeting. Under the conditions of the Order, the Board must provide notice to shareholders within 90 days of hiring a new Specialist Manager or implementing any material change in a portfolio management agreement.

At a special meeting held on January 20, 2021 (the “Special Meeting”), the Board, including a majority of the members of the Board who are not “interested persons” of the Trust or any investment adviser to the Trust (“Independent Trustees”), considered and approved new portfolio management agreements between the Trust and Parametric Portfolio Associates LLC (“Parametric”) with respect to each of the Affected Portfolios. The Trust and Parametric then entered into the new agreements, which became effective on March 1, 2021.

This Information Statement is being provided to shareholders to fulfill the notice requirement, and a notice regarding the website availability of this Information Statement will be mailed on or about April 20, 2021 to the Affected Portfolios’ shareholders of record as of March 19, 2021 (the “Record Date”). This Information Statement describes the new agreements.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

INTRODUCTION AND BACKGROUND

The Trust is a diversified, open-end management investment company. The Trust is designed to operate in a “multi-manager” or “manager of managers” format and as a vehicle through which the Adviser and/or its affiliates implement certain asset allocation strategies on behalf of their investment advisory clients. Under the multi-manager structure, day-to-day portfolio management services and investment decisions are provided to each of the Trust’s investment portfolios by one or more Specialist Managers. Each Specialist Manager is paid directly by the Portfolio(s) for which it provides portfolio management services separately and apart from the fees paid by such Portfolio(s) to the Adviser. The Adviser serves as the Trust’s primary investment adviser and, in particular, monitors, evaluates and oversees the Specialist Managers that serve the Trust’s various portfolios. The Board is responsible for the overall supervision and management of the business and affairs of the Trust.

Parametric manages four different strategies for the Trust. While Parametric does not necessarily manage all of these strategies in each of the Affected Portfolios, it does manage at least one strategy in each. Parametric has managed the following strategies in each of the Affected Portfolios since the dates indicated:

The Value Equity Portfolio	Liquidity Strategy since March 19, 2015 Targeted Strategy since June 14, 2016 Tax-Managed Custom Core Strategy since March 13, 2018 Options Overlay Strategy since March 12, 2021

The Growth Equity Portfolio	Liquidity Strategy since March 19, 2015 Targeted Strategy since June 14, 2016 Tax-Managed Custom Core Strategy since March 13, 2018 Options Overlay Strategy since March 12, 2021

The Institutional U.S. Equity Portfolio	Liquidity Strategy since March 19, 2015 Targeted Strategy since June 14, 2016 Options Overlay Strategy since March 12, 2021

The Small Capitalization – Mid Capitalization Equity Portfolio	Liquidity Strategy since March 19, 2015 Targeted Strategy since June 14, 2016 Tax-Managed Custom Core Strategy since March 13, 2018

The ESG Growth Portfolio	Liquidity Strategy since July 13, 2015 Targeted Strategy since June 14, 2016

The Catholic SRI Growth Portfolio	Liquidity Strategy since January 4, 2016 Targeted Strategy since June 14, 2016

The International Equity Portfolio	Liquidity Strategy since March 19, 2015 Targeted Strategy since June 14, 2016 Tax-Managed Custom Core Strategy since March 13, 2018 Options Overlay Strategy since March 12, 2021

The Institutional International Equity Portfolio	Liquidity Strategy since March 19, 2015 Targeted Strategy since June 14, 2016 Options Overlay Strategy since March 12, 2021

The Emerging Markets Portfolio	Liquidity Strategy since March 19, 2015 Targeted Strategy since June 14, 2016 Tax-Managed Custom Core Strategy since March 13, 2018 Options Overlay Strategy since March 12, 2021

The Core Fixed Income Portfolio	Options Overlay Strategy since March 12, 2021

The Corporate Opportunities Portfolio	Liquidity Strategy since March 19, 2015 Targeted Strategy since June 14, 2016 Options Overlay Strategy since March 12, 2021

The U.S. Government Fixed Income Securities Portfolio	Options Overlay Strategy since March 12, 2021

The Inflation Protected Securities Portfolio	Options Overlay Strategy since March 12, 2021

The U.S. Corporate Fixed Income Securities Portfolio	Options Overlay Strategy since March 12, 2021

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	Options Overlay Strategy since March 12, 2021

The Intermediate Term Municipal Bond Portfolio	Options Overlay Strategy since March 12, 2021

The Intermediate Term Municipal Bond II Portfolio	Options Overlay Strategy since March 12, 2021

On March 1, 2021, Parametric’s parent company, Eaton Vance Corporation was acquired (the “Transaction”) by Morgan Stanley, a financial services company with over $1.4 trillion in assets under management. As a result of the Transaction, Parametric became an indirect wholly-owned subsidiary of Morgan Stanley. This Transaction constituted a change of control of Parametric that, under the 1940 Act as well as the terms of the existing portfolio management agreements between the Trust and Parametric, automatically terminated each of those agreements. In anticipation of this termination, at a special meeting held on January 20, 2021, the Board approved new portfolio management agreements between the Trust and Parametric related to each of the respective strategies in each of the Affected Portfolios (the “New Agreements”) to take effect upon completion of the Transaction. The New Agreements were entered into on March 1, 2021. The substantive terms of the New Agreements are identical to those of the prior agreements and no changes in the services performed by Parametric or the personnel performing such services are anticipated. Accordingly, the overall expenses of the Affected Portfolios will not change as a result of the New Agreements.

Copies of the forms of New Agreement appear attached to this Information Statement as Exhibit A.

Additional information about Parametric is set forth under the heading “Management of the Trust” in this Information Statement.

As indicated above, the Trust and the Adviser’s parent organization have obtained an Order from the SEC, which permits the Trust to enter into portfolio management agreements with Specialist Managers without obtaining shareholder approval under certain circumstances. The Adviser, subject to the review and approval of the Board, selects Specialist Managers for each of the Trust’s investment portfolios, and supervises and monitors the performance of each Specialist Manager. The Trust may rely on said Order, provided that the investment portfolios are managed by the Adviser, and comply with the terms and conditions set forth in the application for the Order.

The Order also permits the Adviser, subject to the approval of the Board, to replace Specialist Managers or amend portfolio management agreements without shareholder approval (except in the case of affiliated Specialist Managers) whenever the Adviser and the Board believe such action will benefit the respective Portfolio and its shareholders.

FACTORS CONSIDERED BY THE BOARD

The Board, including a majority of the Independent Trustees, considered and approved the New Agreements.

At the Special Meeting, the Board was informed that Parametric’s parent company, Eaton Vance Corporation was expected to be acquired (the “Transaction”) by Morgan Stanley, a financial services company. As a result of the Transaction, Parametric would become an indirect wholly-owned subsidiary of Morgan Stanley. This Transaction would constitute a change of control of Parametric that, under the 1940 Act as well as the terms of the existing portfolio management agreements between the Trust and Parametric, automatically terminate each of those agreements. In anticipation of this termination, the Board approved the New Agreements related to each of the Affected Portfolios. The New Agreements were slated to take effect upon the closing of the Transaction.

The Board concluded that approval of the New Agreements would provide each of the Affected Portfolios with uninterrupted access to the investment strategies employed by Parametric and the expertise of its portfolio management team with no changes to the terms under which Parametric has served each of the Affected Portfolios for several years and, therefore, was in the best interests of each Affected Portfolio and consistent with the expectations of its shareholders.

In connection with its deliberations and in reaching these conclusions, the Board considered several factors, including materials provided in connection with the recent approval of the existing agreements with Parametric in December 2020, and reviewed current information from Parametric about its business and operations. The Board gave substantial weight to the Adviser’s assessment with respect to the structures of the Affected Portfolios and the role played by Parametric in the management of those Affected Portfolios as well as the capabilities of Parametric to fulfill that role. The Board also noted that Parametric has managed assets for various portfolios of the Trust for substantial periods of time, was informed with respect to the performance Parametric has achieved for its various Trust engagements over time and considered its familiarity with Parametric, derived from this past service. The Board also gave substantial weight to the fact that the terms and conditions of the New Agreements are substantively identical to those of the prior agreements between the Trust and Parametric. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the New Agreements. The Independent Trustees, along with their counsel, also met with representatives of both the Adviser and Parametric during the Board meeting.

During the course of its deliberations, the Board considered the recommendations made by the Adviser as well as information provided to it by the Adviser and Parametric with respect to the nature, extent and quality of the services Parametric provides, its commitment to maintaining consistent investment strategies, the size and depth of its organizations, the strength of its compliance program, the experience and professional background of the portfolio management teams and other factors. The Board also considered the specific terms of the New Agreements.

The Board also determined that the rates at which Parametric was to be compensated for its services under the New Agreements continued to be reasonable. In reaching this conclusion, the Board gave substantial weight to the fact that the rates at which Parametric is to be compensated were determined as a result of arms-length negotiations conducted by the officers of the Trust and the Adviser.

The Board also considered it of importance that, like all of the portfolios of the Trust, the Affected Portfolios are designed primarily to serve as vehicles through which the Adviser implements asset allocation strategies on behalf of investment advisory clients of the Adviser and its affiliates and that shares of the Affected Portfolios are generally available only to such clients. The Board also had before it information to the effect that Parametric is responsible only for the day-to-day investment decisions for that portion of the assets allocated to it from each of the respective Portfolios. Moreover, the Board was informed that Parametric would not participate in the administration of any of the Affected Portfolios or the distribution of their shares and would receive limited, if any, benefit from their association with the Affected Portfolios or the Trust other than investment advisory fees received. The Board also took into account its review of relevant factors and the conclusions it made during its most recent consideration of the renewal of the portfolio management agreements with Parametric for various Portfolios of the Trust.

Additional Information About the New Agreements

The New Agreements each require the named service provider to (i) provide a continuous investment program for that portion of the respective Affected Portfolio’s assets that may be allocated to it; (ii) provide investment research; (iii) select brokers and dealers through which securities transactions are executed; and (iv) maintain certain records required under relevant provisions of the 1940 Act. The New Agreements also provide: that the service provider will not be liable to the Trust for any loss sustained by the Trust unless such loss is caused by the service provider’s willful misfeasance, reckless disregard of duty, bad faith or gross negligence; for termination of each of the New Agreements by the Trust or by the service provider upon sixty days’ written notice; and their respective termination in the event of an “assignment” as defined in the 1940 Act.

With respect to duration and termination, the New Agreements provides that they shall continue in effect for a period of two years from the date on which each becomes effective. The New Agreements will remain in effect thereafter from year to year for so long as their continuance is specifically approved, at least annually, by (i) a majority of the Board or the vote of the holders of a majority of the respective Affected Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of the Trust’s Independent Trustees.

MANAGEMENT OF THE TRUST

Information about HC Capital Solutions.

Under the terms of two separate discretionary investment advisory agreements with the Trust relating to the Portfolios (the “HC Agreements”), the Adviser continuously monitors the performance of various investment management organizations, including the several Specialist Managers retained by the Trust and generally oversees the services provided to the Trust by its administrator, custodian and other service providers. Each of the HC Agreements also authorizes the Adviser to allocate and reallocate assets among Specialist Managers in multi-manager portfolios of the Trust from time to time without additional authorization of the Trust’s Board. In addition, the HC Agreements provide that the Adviser will make its officers available to serve as officers and/or Trustees of the Trust, and maintain office space sufficient for the Trust’s principal office. For its services under the HC Agreements, the Adviser is entitled to receive an annual fee of 0.05% of each Portfolio’s average net assets. For the fiscal year ended June 30, 2020, the Adviser received advisory fees from each of the Portfolios in the following amounts:

The Value Equity Portfolio	$283,000
The Growth Equity Portfolio	$381,000
The Institutional U.S. Equity Portfolio	$817,000
The Small Capitalization – Mid Capitalization Equity Portfolio	$ 42,000
The ESG Growth Portfolio	$ 73,000
The Catholic SRI Growth Portfolio	$ 66,000
The International Equity Portfolio	$395,000
The Institutional International Equity Portfolio	$817,000
The Emerging Markets Portfolio	$605,000
The Core Fixed Income Portfolio	$ 33,000
The Corporate Opportunities Portfolio	$256,000
The U.S. Government Fixed Income Securities Portfolio	$158,000
The Inflation Protected Securities Portfolio	$179,000
The U.S. Corporate Fixed Income Securities Portfolio	$163,000
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	$114,000
The Intermediate Term Municipal Bond Portfolio	$195,000
The Intermediate Term Municipal Bond II Portfolio	$ 39,000

The Adviser is a division of Hirtle, Callaghan & Co. LLC, and wholly owned by Hirtle Callaghan Holdings, Inc., which is controlled by Jonathan J. Hirtle. The Adviser’s principal offices are located at Five Tower Bridge, 300 Barr Harbor Drive, 5th floor, West Conshohocken, PA 19428. Geoffrey A. Trzepacz, Chief Operating Officer of Hirtle, Callaghan & Co., LLC, serves as President of the Trust. The current HC Agreements were last approved by the Trust’s Board (including a majority of the Trust’s Independent Trustees) at a meeting of the Board held on March 9, 2021 and were last approved by shareholders of the Affected Portfolios on the following dates:

The Value Equity Portfolio	December 27, 2006
The Growth Equity Portfolio	December 27, 2006
The Institutional U.S. Equity Portfolio	August 8, 2008
The Small Capitalization—Mid Capitalization Equity Portfolio	December 27, 2006
The ESG Growth Portfolio	July 13, 2015
The Catholic SRI Growth Portfolio	January 4, 2016
The International Equity Portfolio	December 27, 2006
The Institutional International Equity Portfolio	November 20, 2009
The Emerging Markets Portfolio	December 10, 2009
The Core Fixed Income Portfolio	December 27, 2006
The Corporate Opportunities Portfolio	December 27, 2006
The U.S. Government Fixed Income Securities Portfolio	November 22, 2010
The Inflation Protected Securities Portfolio	February 24, 2014
The U.S. Corporate Fixed Income Securities Portfolio	November 22, 2010
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	November 22, 2010
The Intermediate Term Municipal Bond Portfolio	December 27, 2006
The Intermediate Term Municipal Bond II Portfolio	July 13, 2010

Information about Parametric

Parametric is an investment adviser registered with the SEC pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As of December 31, 2020, Parametric had approximately $358.51 billion in assets under management. Parametric is a wholly-owned subsidiary of Morgan Stanley effective as of March 1, 2021. The business address of Morgan Stanley is 1585 Broadway, New York, NY 10036. The business address of Parametric is 800 Fifth Ave, Suite 2800 Seattle, WA 98104.

Parametric currently serves as a Specialist Manager to each of the Affected Portfolios managing several different strategies at different fee rates. With respect to such Affected Portfolios, for the fiscal year ended June 30, 2020, Parametric received advisory fees from each Affected Portfolio in the amounts set forth opposite their respective names below.

The Value Equity Portfolio	$479,000
The Growth Equity Portfolio	$500,000
The Institutional U.S. Equity Portfolio	$ 68,000
The Small Capitalization – Mid Capitalization Equity Portfolio	$ 45,000
The ESG Growth Portfolio	$ 16,000
The Catholic SRI Growth Portfolio	$ 0
The International Equity Portfolio	$269,000
The Institutional International Equity Portfolio	$167,000
The Emerging Markets Portfolio	$ 69,000
The Core Fixed Income Portfolio	$ 0
The Corporate Opportunities Portfolio	$195,000
The U.S. Government Fixed Income Securities Portfolio	$ 0
The Inflation Protected Securities Portfolio	$ 0
The U.S. Corporate Fixed Income Securities Portfolio	$ 0
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	$ 0
The Intermediate Term Municipal Bond Portfolio	$ 0
The Intermediate Term Municipal Bond II Portfolio	$ 0

Mr. Justin Henne, Mr. Clint Talmo and Mr. Jason Nelson are expected to be primarily responsible for the day-to-day management of the portion of each Portfolio’s assets allocated to Parametric for investment in its Options Overlay Strategy. As Managing Director – Investment Strategy, Mr. Henne leads the investment team responsible for the implementation and enhancement of Parametric’s Customized Exposure Management product. Mr. Henne joined Parametric upon Parametric’s acquisition of Clifton in 2012, and prior to that acquisition was employed by Clifton since 2004. Mr. Henne holds a BA in Financial Management from the University of St. Thomas. He is a CFA charterholder and a member of the CFA Society of Minnesota. Mr. Talmo, CFA, Director – Investment Strategy, leads a team responsible for designing, trading, and managing customized overlay portfolios utilizing a wide spectrum of asset classes across global markets. Prior to joining Parametric in 2014, Mr. Talmo was a Partner at Aerwulf Asset

Management. He earned a B.S. in Finance from the University of Colorado. He is a CFA charterholder and a member of the CFA Society of Minnesota. Mr. Nelson, CFA, Portfolio Manager is responsible for designing, trading, and managing overlay portfolios with an emphasis on ETFs and OTC instruments. Prior to joining Parametric in 2014, Mr. Nelson worked for Marquette Asset Management and Bell State Bank & Trust from 2012 to 2014, where his responsibilities included asset allocation, equity research, and trading. Mr. Nelson earned a B.S. in Economics and Finance from Minnesota State University, Mankato. He is a CFA charterholder and a member of the CFA Society of Minnesota.

For its services related to its Liquidity Strategy, Parametric receives a fee from each Affected Portfolio using the Liquidity Strategy, calculated daily and payable monthly in arrears, at the annual rate of 0.15% of the first $50 million of the Combined Liquidity Assets (as defined below) committed to Parametric’s Liquidity Strategy; 0.10% of the next $100 million of the Combined Liquidity Assets and 0.05% on Combined Liquidity Assets over $150 million. The term “Combined Liquidity Assets” means the sum of the net assets of that portion of each of the Affected Portfolios allocated to Parametric from time-to-time in their Liquidity Strategy. Parametric is also entitled to receive a flat fee of $10,000 per year per Affected Portfolio for which there is a Liquidity Strategy Agreement, provided that 1/12 of such fee related to any given Affected Portfolio will be waived with respect to each calendar month during which no assets of such Affected Portfolio were allocated to Parametric for investment in their Liquidity Strategy.

For its services related to its Targeted Strategy, Parametric receives a fee from each Affected Portfolio using the Targeted Strategy, calculated daily and payable monthly in arrears, at the annual rate of 0.05% of the Targeted Strategy Assets (as defined below) committed to Parametric’s Targeted Strategy. The term “Targeted Strategy Assets” means the sum of the net assets of that portion of each of the Affected Portfolios allocated to Parametric from time-to-time in their Targeted Strategy. Parametric shall also be entitled to receive a flat fee of $5,000 per year from each Affected Portfolio, provided that such fee will be waived with respect to each calendar year during which no assets of a particular Affected Portfolio were allocated to the Targeted Strategy Assets.

For its services related to its Tax-Managed Custom Core Strategy, Parametric receives a fee from each Affected Portfolio using the Tax-Managed Custom Core Strategy, calculated daily and payable monthly in arrears, at the annual rate of 0.10% of the first $250 million of the Combined Tax-Managed Custom Core Assets (as defined below) committed to Parametric’s Tax-Managed Custom Core Strategy; 0.09% of the next $250 million of the Combined Tax-Managed Custom Core Assets; 0.08% of the next $500 million of the Combined Tax-Managed Custom Core Assets; and 0.07% on Combined Tax-Managed Assets over $1 billion. The term “Combined Tax-Managed Custom Core Assets” means the sum of the net assets of that portion of each of the Affected Portfolios allocated to Parametric from time-to-time in their Tax-Managed Custom Core Strategy.

For its services related to its Options Overlay Strategy, Parametric receives a flat fee from each of the Value Equity, Growth Equity, Institutional U.S. Equity, International Equity, Institutional International Equity, Emerging Markets and Corporate Opportunities Portfolios of $5,500 for each calendar month in which such Portfolio has assets allocated to Parametric for management using the options overlay strategy and a flat fee from each of the Core Fixed Income, U.S. Government Fixed Income Securities, Inflation Protected Securities, U.S. Corporate Fixed Income Securities, U.S. Mortgage/Asset Backed Fixed Income Securities, Intermediate Term Municipal Bond and Intermediate Term Municipal Bond II Portfolios of $4,500 for each calendar month in which such Portfolio has assets allocated to Parametric for management using the options overlay strategy.

The name and principal occupation of the principal executive officer and each director of Parametric is as follows:

Name	Principal Occupation
Brian Langstraat	Chief Executive Officer
Reuban Butler	Managing Director, Corporate Development (Chair)
Thomas Lee, CFA	Chief Investment Officer, Equities and Derivatives
James Evans, CFA	Chief Investment Officer, Fixed Income
Rob Ciro	Managing Director, Product Management
Melisa Fell	Managing Director, Human Resources
Randall Hegarty	Chief Compliance Officer
Ranjit Kapila	Chief Technology Officer and Head of Operations
James Barrett	Managing Director, Head of Client Development
Michi McDonough, CFA, CAIA	Managing Director, Head of Client and Consultant Relations

Parametric does not act as an investment advisor with respect to any other registered funds that have investment objectives and strategies similar to those of the Affected Portfolios.

Information about the Other Specialist Managers.

The Value Equity Portfolio. The Value Equity Portfolio is currently managed by four (4) Specialist Managers: Echo Street Capital Management LLC (“Echo Street”), Frontier Capital Management Company, LLC (“Frontier”), Mellon Investments Corporation (“Mellon”), and Parametric. Echo Street’s principal offices are located at 12 E. 49th Street, 44th Floor, New York, NY 10017. Frontier’s principal offices are located at 99 Summer Street, Boston, MA 02110. Mellon’s principal offices are located at BNY Mellon Center, One Boston Place, Boston, MA 02108.

The Growth Equity Portfolio. The Growth Equity Portfolio is currently managed by four (4) Specialist Managers: Echo Street, Jennison Associates LLC (“Jennison”), Mellon, and Parametric. Jennison’s principal offices are located at 466 Lexington Avenue, New York, NY 10017.

The Institutional U.S. Equity Portfolio. The Institutional U.S. Equity Portfolio is currently managed by seven (7) Specialist Managers: Echo Street, Frontier, Jennison, Mellon), Parametric, Pacific Investment Management Company LLC (“PIMCO”) and Wellington Management Company LLP (“Wellington Management”). PIMCO’s principal offices are located at 650 Newport Center Drive, Newport Beach, CA 92660. Wellington Management’s principal offices are located at 280 Congress Street, Boston, MA 02210.

The Small Capitalization-Mid Capitalization Equity Portfolio. The Small Capitalization-Mid Capitalization Equity Portfolio is currently managed by three (3) Specialist Managers: Frontier, Mellon and Parametric.

The ESG Growth Portfolio. The ESG Growth Portfolio is currently managed by four (4) Specialist Managers: Agincourt Capital Management, LLC (“Agincourt”), Mellon, Parametric and RBC Global Asset Management (UK) Limited (“RBC GAM”). Agincourt’s principal offices are located at 200 South 10th Street, suite 800, Richmond, VA 23219. RBC GAM’s principal offices are located at 77 Grosvenor Street, London, W1K 3JR.

The Catholic SRI Growth Portfolio. The Catholic SRI Growth Portfolio is currently managed by three (3) Specialist Managers: Agincourt, Mellon and Parametric.

The International Equity Portfolio. The Institutional International Equity Portfolio is currently managed by four (4) Specialist Managers: City of London Investment Management Company Limited (“CLIM”), Mellon, Parametric and WCM Investment Management, LLC (“WCM”). CLIM’s principal offices are located at 77 Gracechurch Street, London, EC3V 0AS, United Kingdom (UK) and has its U.S. office in Coatesville, Pennsylvania. WCM’s principal offices are located at 281 Brooks St, Laguna Beach, CA 92651 and it is primarily owned by Thalia Street Partners, LLC, which is located at 1175 Coast View Dr., Laguna Beach, CA 92651.

The Institutional International Equity Portfolio. The Institutional International Equity Portfolio is currently managed by five (5) Specialist Managers: CLIM, Mellon, PIMCO, Parametric and WCM.

The Emerging Markets Portfolio. The Institutional International Equity Portfolio is currently managed by five (5) Specialist Managers: CLIM, Mellon, Parametric, RBC GAM and XY Investments (HK) Ltd (“XY Investments”). XY Investments’ principal offices are located at 136 Des Voeux Road Central, 9/F, Suite 911, Central, Hong Kong.

The Core Fixed Income Portfolio. The Core Fixed Income Portfolio is currently managed by four (4) Specialist Managers: Agincourt, Mellon, Parametric and PIMCO.

The Corporate Opportunities Portfolio. The Corporate Opportunities Portfolio is currently managed by six (6) Specialist Managers: CLIM, Fort Washington Investment Advisors, Inc. (“Fort Washington”), Mellon, PIMCO, Parametric and Western Asset Management Company, LLC (“Western Asset”). Fort Washington’s principal offices are located at 280 Congress Street, Boston, MA 02210. Western Asset’s principal offices are located at 385 E. Colorado Blvd., Pasadena, CA 91101.

The U.S. Government Fixed Income Securities Portfolio. The U.S. Government Fixed Income Securities Portfolio is currently managed by two (2) Specialist Managers: Mellon and Parametric.

The Inflation Protected Securities Portfolio. The Inflation Protected Securities Portfolio is currently managed by two (2) Specialist Managers: Mellon and Parametric.

The U.S. Corporate Fixed Income Securities Portfolio. The U.S. Corporate Fixed Income Securities Portfolio is currently managed by four (4) Specialist Managers: Agincourt, Mellon, PIMCO and Parametric.

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio. The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio is currently managed by three (3) Specialist Managers: Mellon, PIMCO and Parametric.

The Intermediate Term Municipal Bond Portfolio. The Intermediate Term Municipal Bond Portfolio is currently managed by four (4) Specialist Managers: Breckinridge Capital Advisors, Inc. (“Breckinridge”), CLIM, Mellon and Parametric. Breckinridge’s principal offices are located at 125 High Street, Suite 431, Boston, MA 02110.

The Intermediate Term Municipal Bond II Portfolio. The Intermediate Term Municipal Bond II Portfolio is currently managed by three (3) Specialist Managers: Breckinridge, CLIM and Parametric.

Administration and Related Services. Citi Fund Services Ohio, Inc. and certain of its affiliated companies (collectively, “Citi”) currently provide administration and accounting services to the Trust pursuant to the terms of an Administrative Services Contract between Citi and the Trust. Citi is located at 4400 Easton Commons, Suite 200, Columbus, Ohio 43219.

Transfer Agency. FIS Investor Services LLC serves as the Trust’s Transfer Agent pursuant to an agreement approved by the Board on March 10, 2015. The offices of the Transfer Agent are located at 4249 Easton Way, Suite 400, Columbus, Ohio 43219.

Distribution Services. Ultimus Fund Distributors, LLC (“Ultimus”) provides certain services to the Trust pursuant to an agreement most recently approved by the Board on December 10, 2019, in connection with the issuance and sale of shares of the Portfolios of the Trust. Because shares of the Trust’s investment portfolios are available only to clients of the Adviser and financial intermediaries that have established a relationship with the Adviser, the services provided by Ultimus are limited and are not primarily intended to result in the sale of Trust shares. Ultimus will receive an annual fee of $50,000 for performing the services listed under its agreement. The principal offices of Ultimus, a wholly-owned subsidiary of Ultimus Fund Solutions LLC, are located at 225 Pictoria Drive, suite 450, Cincinnati, OH 45246.

Holders of 5% of Shares on Record Date.

The Trust is not aware of any shareholders who hold beneficially 5% or more of shares of the Portfolios as of the Record Date. The Adviser may be deemed to have, or share, investment and/or voting power with respect to more than 50% of the shares of the Trust’s Portfolios, with respect to which shares the Adviser disclaims beneficial ownership. The Trustees and officers of the Trust, as a group, own less than 1% of the outstanding shares of each of the Portfolios.

General Matters Under Delaware Law

As a Delaware statutory trust, the Trust is not required, and currently does not intend, to hold annual meetings of shareholders except as required by the Investment Company Act of 1940, as amended (the “1940 Act”) or other applicable law. The 1940 Act requires initial shareholder approval of each of the investment advisory agreements, election of Trustees and, if the Trust holds an annual meeting, ratification of the Board’s selection of the Trust’s independent registered public accounting firm. Under certain circumstances, the law provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more Trustees. To the extent required by law, the Trust will assist in shareholder communication in such matters. Although the Trust does not anticipate that an annual meeting will be held, shareholders may submit proposals that will be considered for submission to shareholders at such meeting. In the event that an annual meeting is held, any such proposal must be received at least 120 days before proxy statements prepared in connection with such a meeting are forwarded to shareholders.

By Order of the Board of Trustees of HC Capital Trust

Dated: April 19, 2021

EXHIBIT A

FORM OF PORTFOLIO MANAGEMENT AGREEMENT

For The [                ] Portfolio

(Liquidity Strategy)

AGREEMENT made this ___ day of ________, 2021, between Parametric Portfolio Associates, LLC, a limited liability company organized under the laws of Delaware (“Portfolio Manager”) and The HC Capital Trust, a Delaware statutory trust (“Trust”).

WHEREAS, the Trust is registered as an open-end, diversified, management series investment company under the Investment Company Act of 1940, as amended (“Investment Company Act”) which currently offers twenty series of beneficial interests (“shares”) representing interests in separate investment portfolios, and may offer additional portfolios in the future; and

WHEREAS, HC Capital Solutions, a division of Hirtle, Callaghan & Co., LLC (the “Adviser”) serves as the overall investment adviser to the Trust under the terms of a discretionary investment advisory agreement; and

WHEREAS, the Trust desires to retain the Portfolio Manager to provide a continuous program of investment management to that portion of The [                    ] Portfolio of the Trust (“Portfolio”) that may, from time to time, be allocated to its Liquidity Strategy by, or under the supervision of, the Trust’s Board of Trustees, and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust;

NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:

1.          Appointment of Portfolio Manager. The Trust hereby retains Portfolio Manager to provide the investment services set forth herein and Portfolio Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, the Portfolio Manager shall at all times act in accordance with the investment objectives, policies and restrictions applicable to the Portfolio as set forth in the then current Registration Statement of the Trust delivered by the Trust to the Portfolio Manager, applicable provisions of the Investment Company Act and the rules and regulations promulgated under the Investment Company Act and other applicable federal securities laws.

2.          Duties of Portfolio Manager. (a) Portfolio Manager shall provide a continuous program of investment management for that portion of the assets of the Portfolio that may, from time to time be allocated to its Liquidity Strategy (“Account”) by, or under the supervision of, the Trust’s Board of Trustees, as indicated in writing by an authorized officer of the Trust. It is understood that the Account may consist of all, a portion of or none of the assets of the Portfolio, and that the Board of Trustees and/or the Adviser have the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to the Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of the Account or the Portfolio. The Portfolio Manager’s responsibility for providing portfolio management services to the Portfolio shall be limited to the Account.

(b) Subject to the general supervision of the Trust’s Board of Trustees, Portfolio Manager shall have sole investment discretion with respect to the Account, including investment research, selection of the securities and other investments to be purchased and sold and the portion of the Account, if any, that shall be held uninvested, and the selection of brokers, dealers and futures commission merchants through which transactions in the Account shall be executed. The Portfolio Manager shall not consult with any other portfolio manager of the Portfolio concerning transactions for the Portfolio in securities or other assets. Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:

    (i) advise the Portfolio’s designated custodian bank and administrator or accounting agent on each business day of each purchase and sale or by the day following trade date, as the case may be, made on behalf of the Account, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker, dealer or futures commission merchant and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;

    (ii) maintain all applicable books and records with respect to the transactions of the Account. Specifically, Portfolio Manager agrees to maintain with respect to the Account those records required to be maintained under Rule 31a-1(b)(1), (b)(5) and (b)(6) under the Investment Company Act with respect to transactions in the Account including, without limitation, records which reflect securities or other investment instruments purchased or sold in the Account, showing for each such transaction, the name and quantity of securities or other investment instruments, the unit and aggregate purchase or sale price, commission paid (if any), the market on which the transaction was effected, the trade date, the settlement date, and the identity of the effecting broker or dealer. Portfolio Manager will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust’s request. The Trust agrees, however, that Portfolio Manager may retain copies of those records that are required to be maintained by Portfolio Manager under federal or state regulations to which it may be subject or are reasonably necessary for purposes of conducting its business;

    (iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the daily computation of the Portfolio’s net asset value and net income, preparation of proxy statements or amendments to the Trust’s registration statement and monitoring investments made in the Account to ensure compliance with the various limitations on investments applicable to the Portfolio and to ensure that the Portfolio will continue to qualify for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”); and

    (iv) render regular reports to the Trust concerning the performance of Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that it will, at the reasonable request of the Board of Trustees, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment program of the Account.

3.          Portfolio Transaction and Brokerage. In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall use its best efforts to execute securities transactions on behalf of the Account in such a manner that the total cost or proceeds in each transaction is the most favorable under the circumstances. Portfolio Manager may, however, in its discretion, direct orders to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay to those brokers a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Portfolio Manager to the Account and any other accounts with respect to which Portfolio Manager exercises investment discretion, and provided further that the extent and continuation of any such practice is subject to review by the Trust’s Board of Trustees. Portfolio Manager shall not execute any portfolio transactions for the Trust with a broker or dealer which is an “affiliated person” of the Trust or Portfolio Manager, including any other investment advisory organization that may, from time to time act as a portfolio manager for the Portfolio or any of the Trust’s other Portfolios, except as permitted under the Investment Company Act and rules promulgated thereunder. The Trust shall provide a list of such affiliated brokers and dealers to Portfolio Manager and will promptly advise Portfolio Manager of any changes in such list.

4.          Expenses and Compensation. Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the Portfolio or the Trust, including, without limitation: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses. For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee, which fee shall be calculated daily and payable monthly in arrears at the annual rate of 0.15% of the first $50 million of the Combined Assets; 0.10% of the next $100 million of the Combined Assets and 0.05% on Combined Assets over $150 million.

For purposes of this Section 4, the term “Combined Assets” shall mean the sum of: (a) the net assets in the Account; and (b) the net assets of that portion of each of the other Portfolios of the Trust allocated to Parametric from time to time for investment in their Liquidity Strategy.

Portfolio Manager shall also be entitled to receive a flat fee of $10,000 per year, provided that 1/12 of such fee will be waived with respect to each calendar month during which no Portfolio assets were allocated to the Account.

For avoidance of doubt, Trust assets will be valued in accordance with the Trust’s Procedures for Determining Net Asset Value for the Trust.

5.          Limitation of Liability and Indemnification. (a) The Portfolio Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Trust on behalf of the Portfolio, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement. The Trust shall indemnify the Portfolio Manager for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Trust’s willful misfeasance, bad faith, negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

(b) Notwithstanding the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon (i) Portfolio Manager’s current Form ADV and (ii) information provided, in writing, by Portfolio Manager to the Trust in accordance with Section 9 of this Agreement or otherwise to the extent such information was provided by Portfolio Manager for the purpose of inclusion in SEC Filings, as hereinafter defined provided that a copy of each SEC Filing is provided to Portfolio Manager as follows: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing. For purposes of this Section 5, “SEC Filings” means the Trust’s registration statement and amendments thereto, proxy statement or information statement and any periodic reports relating to the Trust and its Portfolios that are required by law to be furnished to shareholders of the Trust and/or filed with the Securities and Exchange Commission.

(c) The Portfolio Manager shall indemnify the Trust for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Portfolio Manager’s willful misfeasance, bad faith, negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities. The Portfolio Manager further agrees to indemnify and hold harmless the Trust and each of its Trustees, officers, employees and control persons from any claims, liabilities and reasonable expenses, including reasonable attorneys’ fees (collectively, “Losses”), to the extent that such Losses arise out of any untrue statement of a material fact contained in an SEC Filing or the omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading, if such statement or omission was made in reliance upon Portfolio Manager’s current Form ADV or written information furnished by Portfolio Manager for the purpose of inclusion in such SEC Filings or other appropriate SEC Filings provided that a copy of each SEC Filing was provided to Portfolio Manager as follows (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual report on Form N-SAR or any shareholder report or proxy statement; (iii) at least 10 business days prior to first use, in the case of any other SEC Filing.

(d) In the event that a legal proceeding is commenced against the Trust on the basis of claims for which Portfolio Manager would, if such claims were to prevail, be required to indemnify the Trust pursuant to Section 5(c) above, Portfolio Manager will, at its expense, provide such assistance as the Trust may reasonably request in preparing the defense of such claims (including by way of example making personnel available for interview by counsel for the Trust, but specifically not including retention or payment of counsel to defend such claims on behalf of the Trust) provided that Portfolio Manager will not be required to pay any Losses of the Trust except to the extent it may be required to do so under Section 5(c) above.

(e) The indemnification obligations set forth in Section 5 (c) shall not apply unless: (i) the statement or omission in question accurately reflects information provided to the Trust in writing by the Portfolio Manager; (ii) the statement or omission in question was made in an SEC Filing in reliance upon written information provided to the Trust by the Portfolio Manager specifically for use in such SEC Filing; (iii) the Portfolio Manager was afforded the opportunity to review the statement (or the omission was identified to it) in connection with the 10 business day review requirement set forth in Section 5(b) above; and (iv) upon receipt by the Trust of any notice of the commencement of any action or the assertion of any claim to which the indemnification obligations set forth in Section 5(c) may apply, the Trust notifies the Portfolio Manager, within 30 days and in writing, of such receipt and provides to Portfolio Manager the opportunity to participate in the defense and/or settlement of any such action or claim. Further, Portfolio Manager will not be required to indemnify any person under this Section 5 to the extent that Portfolio Manager relied upon statements or information furnished to them, in writing, by any officer, employee or Trustee of the Trust, or by the Trust’s custodian, administrator or accounting agent or any other agent of the Trust, in preparing written information provided to the Trust and upon which the Trust relied in preparing the SEC Filing(s) in question.

(f) Portfolio Manager shall not be liable for: (i) any acts of any other portfolio manager to the Portfolio or the Trust with respect to the portion of the assets of the Portfolio or the Trust not managed by the Portfolio Manager; and (ii) acts of the Portfolio Manager which result from acts of the Trust, including, but not limited to, a failure of the Trust to provide accurate and current information with respect to the investment objectives, policies, or restrictions applicable to the Portfolio, actions of the Trustees, or any records maintained by Trust or any other portfolio manager to the Portfolio. The Trust agrees that, to the extent the Portfolio Manager complies with the investment objectives, policies, and restrictions applicable to the Portfolio as provided to the Portfolio Manager by the Trust, and with laws, rules, and regulations applicable to the Portfolio (including, without limitation, any requirements relating to the qualification of the Account as a regulated investment company under Subchapter M of the Code) in the management of the assets of the Portfolio specifically committed to management by the Portfolio Manager, without regard to any other assets or investments of the Portfolio, Portfolio Manager will be conclusively presumed for all purposes to have met its obligations under this Agreement to act in accordance with the investment objectives, policies, and restrictions applicable to the Portfolio and with laws, rules, and regulations applicable to the Portfolio, it being the intention that for this purpose the assets committed to management by the Portfolio Manager shall be considered a separate and discrete investment portfolio from any other assets of the Portfolio. Without limiting the generality of the foregoing, the Portfolio Manager will have no obligation to inquire into, or to take into account, any other investments of the Portfolio in making investment decisions under this Agreement. In no event shall the Portfolio Manager or any officer, director, employee, or agent or the Portfolio Manager have any liability arising from the conduct of the Trust (or any entity unaffiliated with Portfolio Manager and acting on the Trust’s behalf) and any other portfolio manager with respect to the portion of the Portfolio’s assets not allocated to the Portfolio Manager.

6.          Permissible Interest. Subject to and in accordance with the Trust’s Declaration of Trust and Bylaws and corresponding governing documents of Portfolio Manager, Trustees, officers, agents and shareholders of the Trust may have an interest in the Portfolio Manager as officers, directors, agents and/or shareholders or otherwise. Portfolio Manager may have similar interests in the Trust. The effect of any such interrelationships shall be governed by said governing documents and the provisions of the Investment Company Act.

7.          Duration, Termination and Amendments. This Agreement shall become effective as of the date first written above and shall continue in effect thereafter for two years. This Agreement shall continue in effect from year to year thereafter for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board of Trustees or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board of Trustees (“Independent Trustees”) who are not “interested persons” of the Trust or any investment adviser to the Trust.

This Agreement may be terminated by the Portfolio Manager at any time and without penalty upon thirty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may be terminated by the Trust at any time and without penalty upon sixty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent Trustees and/or the holders of the Trust’s or the Portfolio’s outstanding shareholders, such approval must be obtained before any such amendment may become effective. This Agreement shall terminate upon its assignment. For purposes of this Agreement, the terms “majority of the outstanding voting securities,” “assignment” and “interested person” shall have the meanings set forth in the Investment Company Act.

8.          Confidentiality; Use of Name. Portfolio Manager and the Trust acknowledge and agree that during the term of this Agreement the parties may have access to certain information that is proprietary to the Trust or Portfolio Manager, respectively (or to their affiliates and/or service providers). The parties agree that their respective officers and employees shall treat all such proprietary information as confidential and will not use or disclose information contained in, or derived from such material for any purpose other than in connection with the carrying out of their responsibilities under this Agreement and the management of the Trust’s assets, provided, however, that this shall not apply in the case of: (i) information that is publicly available; and (ii) disclosures required by law or requested by any regulatory authority that may have jurisdiction over Portfolio Manager or the Trust, as the case may be, in which case such party shall request such confidential treatment of such information as may be reasonably available. In addition, each party shall use its reasonable efforts to ensure that its agents or affiliates who may gain access to such proprietary information shall be made aware of the proprietary nature and shall likewise treat such materials as confidential.

It is acknowledged and agreed that the names “Hirtle Callaghan,” “Hirtle Callaghan Chief Investment Officers” (which is a registered trademark of Hirtle Callaghan & Co., Inc. (“HCCI”)), “HC Capital” and derivatives of each, as well as any logo that is now or shall later become associated with either name (“Marks”) are valuable property of HCCI and that the use of the Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust by HCCI. Portfolio Manager agrees that it will not use any Mark without the prior written consent of the Trust. Portfolio Manager consents to use of its name, performance data, biographical data and other pertinent data, and the Parametric Marks (as defined below), by the Trust for use in marketing and sales literature, provided that any such marketing and sales literature shall not be used by the Trust without the prior written consent of Portfolio Manager, which consent shall not be unreasonably withheld. The Trust shall have full responsibility for the compliance by any such marketing and sales literature with all applicable laws, rules, and regulations, and Portfolio Manager will have no responsibility or liability therefor. The provisions of this Section 8 shall survive termination of this Agreement.

It is acknowledged and agreed that the names “Parametric Portfolio Associates” and “Parametric Clifton” and any portions or derivatives thereof, as well as any logo that is now or shall later become associated with such name (“Parametric Marks”), are valuable property of Portfolio Manager and that the use of the Parametric Marks by the Trust or its agents is permitted only so long as this Agreement is in place.

The provisions of this Section 8 shall survive termination of this Agreement.

9.          Representation, Warranties and Agreements of Portfolio Manager. Portfolio Manager represents and warrants that:

(a) It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Investment Advisers Act”), it will maintain such registration in full force and effect and will promptly report to the Trust the commencement of any formal proceeding that could render Portfolio Manager ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act.

(b) Portfolio Manager understands that the Trust is subject to various regulations under the Investment Company Act which require that the Board review and approve various procedures adopted by portfolio managers and may also require disclosure regarding the Board’s consideration of these matters in various documents required to be filed with the SEC. Portfolio Manager represents it will, upon reasonable request of the Trust, provide to the Trust information regarding all such matters including, but not limited to, codes of ethics required by Rule 17j-1 under the Investment Company Act and compliance procedures required by Rule 206(4)-7 under the Investment Advisers Act, as well as certifications that, as contemplated under Rule 38a-1 under the Investment Company Act, Portfolio Manager has implemented a compliance program that is reasonably designed to prevent violations of the federal securities laws by the Portfolio with respect to those services provided pursuant to this Agreement. Portfolio Manager acknowledges that the Trust may, in response to regulations or recommendations issued by the SEC or other regulatory agencies, from time to time, request additional information regarding the personal securities trading of its directors, partners, officers and employees and the policies of Portfolio Manager with regard to such trading. Portfolio Manager agrees that it make reasonable efforts to respond to the Trust’s reasonable requests in this area.

(c) Upon request of the Trust, Portfolio Manager shall promptly supply the Trust with any information concerning Portfolio Manager and its stockholders, employees and affiliates that the Trust may reasonably require in connection with the preparation of its registration statements, proxy materials, reports and other documents required, under applicable state or Federal laws, to be filed with state or Federal agencies and/or provided to shareholders of the Trust.

10.        Representation, Warranties and Agreements of the Trust.

(a) The Trust agrees that it shall promptly notify, if legally permitted, the Portfolio Manager (1) in the event that the SEC censures either the Adviser or the Trust; placed limitations on any of their activities, functions or operations; suspended or revoked the Adviser’s registrations as an investment adviser; or has commenced proceedings on an investigation (formally or informally) that may result in any of these actions, (2) upon having a reasonable basis for believing that the Trust has ceased to qualify or may not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, or (3) of any other regulatory matter involving the Trust’s investments or investment practices.

(b) The Trust agrees that, to the extent any action is taken by the Trust that with respect to the Trust’s investment objectives, strategies, policies and restrictions or relevant provisions of the Trust’s registration statement as it relates to the services provided by the Portfolio Manager to the Trust, the Trust will take all reasonable steps to ensure that Portfolio Manager is afforded a reasonable period during which to implement any such change and Portfolio Manager agrees it will make reasonable efforts to implement any such action within such implementation period.

11.        Status of Portfolio Manager. The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the Trust may, from time to time, engage to provide services to the Trust, its Portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.

12.        Service to Other Clients. It is understood that Portfolio Manager may perform investment advisory services for various clients including related persons, related entities of the Portfolio Manager and various investment companies. The Trust agrees that Portfolio Manager may provide advice and take action with respect to any of its other clients, itself or affiliates that may compete with or differ from the advice given or the timing or nature of action taken with respect to the Account, so long as it is the Portfolio Manager’s policy, to the extent practical, to allocate investment opportunities to the Account over a period of time on a fair and equitable basis relative to other clients, itself and its affiliates. It is understood that Portfolio Manager shall not have any obligation to purchase or sell, or to recommend for purchase or sale, for the account any security or other investment which Portfolio Manager, its principals, affiliates, or employees may purchase or sell for its or their own accounts or for the account of any other client. Portfolio Manager may, but is not required to, enter into “batch” trades for multiple clients.

13.        Inside Information. Portfolio Manager shall, as a general rule, seek only to obtain publicly available research material and information. In the event Portfolio Manager does acquire or in some manner possess “material non-public information,” (“MNPI”) (as defined under the Insider trading and Securities Fraud Enforcement Act of 1988) Portfolio Manager acknowledges that it has implemented adequate procedures which may include information sharing restrictions (fire walls) to reasonably seek to assure regulatory compliance. The Trust acknowledges that possession of MNPI may adversely affect the Portfolio Manager’s ability to initiate investing or continue investing in a specific portfolio security.

14.        Proxies. Portfolio Manager will vote the proxies solicited by the issuers of securities in which assets of the Account are managed by Portfolio Manager or held in the Trust’s Account during the related designated investment period.

15.        Class Actions. The Trust and not Portfolio Manager will generally, unless otherwise stipulated by law or written agreement, initiate and pursue all appropriate litigation claims and related filings in connection with the Account. However, Portfolio Manager will upon request and to the extent possible, assist the Trust and Custodian with such actions, but may only do so on behalf of the assets currently managed by the Portfolio Manager. Portfolio Manager will forward to the Trust promptly any materials it receives in this regard.

16.        Counterparts and Notice. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by certified mail, by hand or via overnight delivery service as follows:

If to the Trust:

HC Capital Trust

300 Barr Harbor Drive, 5th Floor

West Conshohocken, PA 19428

Attention: General Counsel

Email: jeisner@hirtlecallaghan.com,

with a copy to dfelice@stradley.com

If to Portfolio Manager:

Parametric Portfolio Associates LLC,

Attn: Legal and Compliance Department

1918 Eighth Ave, Suite 3100

Seattle, WA 98101

17.        Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act.

The Trust acknowledges receipt of Part II of Portfolio Manager’s Form ADV, copies of which have been provided to the Trust’s Board of Trustees.

Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Portfolio. Portfolio Manager further agrees that it will not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Trust, or from the Trustees of the Trust or any individual Trustee of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

ATTEST:	Parametric Portfolio Associates LLC

By: _____________________

Name:

Title:

Date:

ATTEST:	The HC Capital Trust (on behalf of The [ ] Portfolio)

By: _____________________

Name:

Title:

Date:

FORM OF PORTFOLIO MANAGEMENT AGREEMENT

For The [                ] Portfolio

(Targeted Strategy)

AGREEMENT made this ___ day of ________, 2021, between Parametric Portfolio Associates, LLC, a limited liability company organized under the laws of Delaware (“Portfolio Manager”) and The HC Capital Trust, a Delaware statutory trust (“Trust”).

WHEREAS, the Trust is registered as an open-end, diversified, management series investment company under the Investment Company Act of 1940, as amended (“Investment Company Act”) which currently offers twenty series of beneficial interests (“shares”) representing interests in separate investment portfolios, and may offer additional portfolios in the future; and

WHEREAS, HC Capital Solutions, a division of Hirtle, Callaghan & Co., LLC (the “Adviser”) serves as the overall investment adviser to the Trust under the terms of a discretionary investment advisory agreement; and

WHEREAS, the Trust desires to retain the Portfolio Manager to provide, together with HC Capital Solutions, a continuous program of investment management to that portion of The [                    ] Portfolio of the Trust (“Portfolio”) that may, from time to time, be allocated to its Targeted Strategy by, or under the supervision of, the Trust’s Board of Trustees, and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust;

NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:

1.          Appointment of Portfolio Manager. The Trust hereby retains Portfolio Manager to provide the investment services set forth herein and Portfolio Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, the Portfolio Manager shall at all times act in accordance with the investment objectives, policies and restrictions applicable to the Portfolio as set forth in the then current Registration Statement of the Trust delivered by the Trust to the Portfolio Manager, applicable provisions of the Investment Company Act and the rules and regulations promulgated under the Investment Company Act and other applicable federal securities laws.

2.          Duties of Portfolio Manager. (a) Portfolio Manager shall provide, together with HC Capital Solutions, a continuous program of investment management for that portion of the assets of the Portfolio that may, from time to time be allocated to its Targeted Strategy (“Account”) by, or under the supervision of, the Trust’s Board of Trustees, as indicated in writing by an authorized officer of the Trust. It is understood that the Account may consist of all, a portion of or none of the assets of the Portfolio, and that the Board of Trustees and/or the Adviser have the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to the Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of the Account or the Portfolio. The Portfolio Manager’s responsibility for providing portfolio management services to the Portfolio shall be limited to the Account.

(b) Subject to the general supervision of the Trust’s Board of Trustees, and together with HC Capital Solutions, Portfolio Manager shall have investment discretion with respect to the Account, including investment research, selection of the securities and other investments to be purchased and sold and the portion of the Account, if any, that shall be held uninvested, and the selection of brokers, dealers and futures commission merchants through which transactions in the Account shall be executed. The Portfolio Manager shall not consult with any other portfolio manager of the Portfolio concerning transactions for the Portfolio in securities or other assets. Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:

    (i) advise the Portfolio’s designated custodian bank and administrator or accounting agent on each business day of each purchase and sale or by the day following trade date, as the case may be, made on behalf of the Account, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker, dealer or futures commission merchant and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;

    (ii) maintain all applicable books and records with respect to the transactions of the Account. Specifically, Portfolio Manager agrees to maintain with respect to the Account those records required to be maintained under Rule 31a-1(b)(1), (b)(5) and (b)(6) under the Investment Company Act with respect to transactions in the Account including, without limitation, records which reflect securities or other investment instruments purchased or sold in the Account, showing for each such transaction, the name and quantity of securities or other investment instruments, the unit and aggregate purchase or sale price, commission paid (if any), the market on which the transaction was effected, the trade date, the settlement date, and the identity of the effecting broker or dealer. Portfolio Manager will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust’s request. The Trust agrees, however, that Portfolio Manager may retain copies of those records that are required to be maintained by Portfolio Manager under federal or state regulations to which it may be subject or are reasonably necessary for purposes of conducting its business;

    (iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the daily computation of the Portfolio’s net asset value and net income, preparation of proxy statements or amendments to the Trust’s registration statement and monitoring investments made in the Account to ensure compliance with the various limitations on investments applicable to the Portfolio and to ensure that the Portfolio will continue to qualify for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”); and

    (iv) render regular reports to the Trust concerning the performance of Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that it will, at the reasonable request of the Board of Trustees, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment program of the Account.

3.          Portfolio Transaction and Brokerage. In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall use its best efforts to execute securities transactions on behalf of the Account in such a manner that the total cost or proceeds in each transaction is the most favorable under the circumstances. Portfolio Manager may, however, in its discretion, direct orders to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay to those brokers a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Portfolio Manager to the Account and any other accounts with respect to which Portfolio Manager exercises investment discretion, and provided further that the extent and continuation of any such practice is subject to review by the Trust’s Board of Trustees. Portfolio Manager shall not execute any portfolio transactions for the Trust with a broker or dealer which is an “affiliated person” of the Trust or Portfolio Manager, including any other investment advisory organization that may, from time to time act as a portfolio manager for the Portfolio or any of the Trust’s other Portfolios, except as permitted under the Investment Company Act and rules promulgated thereunder. The Trust shall provide a list of such affiliated brokers and dealers to Portfolio Manager and will promptly advise Portfolio Manager of any changes in such list.

4.          Expenses and Compensation. Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the Portfolio or the Trust, including, without limitation: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses. For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee, which fee shall be calculated daily and payable monthly in arrears at the annual rate of 0.05%.

Portfolio Manager shall also be entitled to receive a flat fee of $5,000 per year, provided that such fee will be waived with respect to each calendar year during which no Portfolio assets were allocated to the Account.

For avoidance of doubt, Trust assets will be valued in accordance with the Trust’s Procedures for Determining Net Asset Value for the Trust.

5.          Limitation of Liability and Indemnification. (a) The Portfolio Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Trust on behalf of the Portfolio, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement. The Trust shall indemnify the Portfolio Manager for any liability and expenses, including reasonable attorneys’ fees, which may be sustained (i) as a result of the Trust’s willful misfeasance, bad faith, negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws, or (ii) in connection with the purchase, holding, redemption or sale of any security or other investment effected by Portfolio Manager at the specific direction of HC Capital Solutions, except where such losses resulted from the bad faith, willful misconduct or gross negligence of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

(b) Notwithstanding the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon (i) Portfolio Manager’s current Form ADV and (ii) information provided, in writing, by Portfolio Manager to the Trust in accordance with Section 9 of this Agreement or otherwise to the extent such information was provided by Portfolio Manager for the purpose of inclusion in SEC Filings, as hereinafter defined provided that a copy of each SEC Filing is provided to Portfolio Manager as follows: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing. For purposes of this Section 5, “SEC Filings” means the Trust’s registration statement and amendments thereto, proxy statement or information statement and any periodic reports relating to the Trust and its Portfolios that are required by law to be furnished to shareholders of the Trust and/or filed with the Securities and Exchange Commission.

(c) The Portfolio Manager shall indemnify the Trust for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Portfolio Manager’s willful misfeasance, bad faith, negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Portfolio Manager further agrees to indemnify and hold harmless the Trust and each of its Trustees, officers, employees and control persons from any claims, liabilities and reasonable expenses, including reasonable attorneys’ fees (collectively, “Losses”), to the extent that such Losses arise out of any untrue statement of a material fact contained in an SEC Filing or the omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading, if such statement or omission was made in reliance upon Portfolio Manager’s current Form ADV or written information furnished by Portfolio Manager for the purpose of inclusion in such SEC Filings or other appropriate SEC Filings provided that a copy of each SEC Filing was provided to Portfolio Manager as follows (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual report on Form N-SAR or any shareholder report or proxy statement; (iii) at least 10 business days prior to first use, in the case of any other SEC Filing.

(d) In the event that a legal proceeding is commenced against the Trust on the basis of claims for which Portfolio Manager would, if such claims were to prevail, be required to indemnify the Trust pursuant to Section 5(c) above, Portfolio Manager will, at its expense, provide such assistance as the Trust may reasonably request in preparing the defense of such claims (including by way of example making personnel available for interview by counsel for the Trust, but specifically not including retention or payment of counsel to defend such claims on behalf of the Trust) provided that Portfolio Manager will not be required to pay any Losses of the Trust except to the extent it may be required to do so under Section 5(c) above.

(e) The indemnification obligations set forth in Section 5 (c) shall not apply unless: (i) the statement or omission in question accurately reflects information provided to the Trust in writing by the Portfolio Manager; (ii) the statement or omission in question was made in an SEC Filing in reliance upon written information provided to the Trust by the Portfolio Manager specifically for use in such SEC Filing; (iii) the Portfolio Manager was afforded the opportunity to review the statement (or the omission was identified to it) in connection with the 10 business day review requirement set forth in Section 5(b) above; and (iv) upon receipt by the Trust of any notice of the commencement of any action or the assertion of any claim to which the indemnification obligations set forth in Section 5(c) may apply, the Trust notifies the Portfolio Manager, within 30 days and in writing, of such receipt and provides to Portfolio Manager the opportunity to participate in the defense and/or settlement of any such action or claim. Further, Portfolio Manager will not be required to indemnify any person under this Section 5 to the extent that Portfolio Manager relied upon statements or information furnished to them, in writing, by any officer, employee or Trustee of the Trust, or by the Trust’s custodian, administrator or accounting agent or any other agent of the Trust, in preparing written information provided to the Trust and upon which the Trust relied in preparing the SEC Filing(s) in question.

(f) Portfolio Manager shall not be liable for: (i) any acts of any other portfolio manager to the Portfolio or the Trust with respect to the portion of the assets of the Portfolio or the Trust not managed by the Portfolio Manager; (ii) acts of the Portfolio Manager which result from acts of the Trust, including, but not limited to, a failure of the Trust to provide accurate and current information with respect to the investment objectives, policies, or restrictions applicable to the Portfolio, actions of the Trustees, or any records maintained by Trust or any other portfolio manager to the Portfolio; and (iii) any acts of HC Solutions with respect to the Account, including any loss resulting from any purchase, holding, redemption or sale of any security or other investment in the Account effected by Portfolio Manager at the direction of HC Solutions, in the absence of willful misconduct, bad faith or gross negligence of Portfolio Manager. Portfolio Manager shall have no duty or obligation to review, evaluate or otherwise advise HC Solutions or the Trust with respect to any purchase, holding, redemption or sale of any security or other investment effected at the specific direction of HC Solutions. The Trust agrees that, to the extent the Portfolio Manager complies with the investment objectives, policies, and restrictions applicable to the Portfolio as provided to the Portfolio Manager by the Trust, and with laws, rules, and regulations applicable to the Portfolio in the management of the assets of the Portfolio specifically committed to management by the Portfolio Manager, without regard to any other assets or investments of the Portfolio, Portfolio Manager will be conclusively presumed for all purposes to have met its obligations under this Agreement to act in accordance with the investment objectives, policies, and restrictions applicable to the Portfolio and with laws, rules, and regulations applicable to the Portfolio, it being the intention that for this purpose the assets committed to management by the Portfolio Manager shall be considered a separate and discrete investment portfolio from any other assets of the Portfolio. Without limiting the generality of the foregoing, the Portfolio Manager will have no obligation to inquire into, or to take into account, any other investments of the Portfolio in making investment decisions under this Agreement. In no event shall the Portfolio Manager or any officer, director, employee, or agent or the Portfolio Manager have any liability arising from the conduct of the Trust (or any entity unaffiliated with Portfolio Manager and acting on the Trust’s behalf) and any other portfolio manager with respect to the portion of the Portfolio’s assets not allocated to the Portfolio Manager.

6.          Permissible Interest. Subject to and in accordance with the Trust’s Declaration of Trust and Bylaws and corresponding governing documents of Portfolio Manager, Trustees, officers, agents and shareholders of the Trust may have an interest in the Portfolio Manager as officers, directors, agents and/or shareholders or otherwise. Portfolio Manager may have similar interests in the Trust. The effect of any such interrelationships shall be governed by said governing documents and the provisions of the Investment Company Act.

7.          Duration, Termination and Amendments. This Agreement shall become effective as of the date first written above and shall continue in effect thereafter for two years. This Agreement shall continue in effect from year to year thereafter for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board of Trustees or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board of Trustees (“Independent Trustees”) who are not “interested persons” of the Trust or any investment adviser to the Trust.

This Agreement may be terminated by the Portfolio Manager at any time and without penalty upon thirty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may be terminated by the Trust at any time and without penalty upon sixty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent Trustees and/or the holders of the Trust’s or the Portfolio’s outstanding shareholders, such approval must be obtained before any such amendment may become effective. This Agreement shall terminate upon its assignment. For purposes of this Agreement, the terms “majority of the outstanding voting securities,” “assignment” and “interested person” shall have the meanings set forth in the Investment Company Act.

8.          Confidentiality; Use of Name. Portfolio Manager and the Trust acknowledge and agree that during the term of this Agreement the parties may have access to certain information that is proprietary to the Trust or Portfolio Manager, respectively (or to their affiliates and/or service providers). The parties agree that their respective officers and employees shall treat all such proprietary information as confidential and will not use or disclose information contained in, or derived from such material for any purpose other than in connection with the carrying out of their responsibilities under this Agreement and the management of the Trust’s assets, provided, however, that this shall not apply in the case of: (i) information that is publicly available; and (ii) disclosures required by law or requested by any regulatory authority that may have jurisdiction over Portfolio Manager or the Trust, as the case may be, in which case such party shall request such confidential treatment of such information as may be reasonably available. In addition, each party shall use its reasonable efforts to ensure that its agents or affiliates who may gain access to such proprietary information shall be made aware of the proprietary nature and shall likewise treat such materials as confidential.

It is acknowledged and agreed that the names “Hirtle Callaghan,” “Hirtle Callaghan Chief Investment Officers” (which is a registered trademark of Hirtle Callaghan & Co., Inc. (“HCCI”)), “HC Capital” and derivatives of each, as well as any logo that is now or shall later become associated with either name (“Marks”) are valuable property of HCCI and that the use of the Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust by HCCI. Portfolio Manager agrees that it will not use any Mark without the prior written consent of the Trust. Portfolio Manager consents to use of its name, performance data, biographical data and other pertinent data, and the Parametric Marks (as defined below), by the Trust for use in marketing and sales literature, provided that any such marketing and sales literature shall not be used by the Trust without the prior written consent of Portfolio Manager, which consent shall not be unreasonably withheld. The Trust shall have full responsibility for the compliance by any such marketing and sales literature with all applicable laws, rules, and regulations, and Portfolio Manager will have no responsibility or liability therefor. The provisions of this Section 8 shall survive termination of this Agreement.

It is acknowledged and agreed that the names “Parametric Portfolio Associates” and “Parametric Clifton” and any portions or derivatives thereof, as well as any logo that is now or shall later become associated with such name (“Parametric Marks”), are valuable property of Portfolio Manager and that the use of the Parametric Marks by the Trust or its agents is permitted only so long as this Agreement is in place.

The provisions of this Section 8 shall survive termination of this Agreement.

9.          Representation, Warranties and Agreements of Portfolio Manager. Portfolio Manager represents and warrants that:

(a) It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Investment Advisers Act”), it will maintain such registration in full force and effect and will promptly report to the Trust the commencement of any formal proceeding that could render Portfolio Manager ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act.

(b) Portfolio Manager understands that the Trust is subject to various regulations under the Investment Company Act which require that the Board review and approve various procedures adopted by portfolio managers and may also require disclosure regarding the Board’s consideration of these matters in various documents required to be filed with the SEC. Portfolio Manager represents it will, upon reasonable request of the Trust, provide to the Trust information regarding all such matters including, but not limited to, codes of ethics required by Rule 17j-1 under the Investment Company Act and compliance procedures required by Rule 206(4)-7 under the Investment Advisers Act, as well as certifications that, as contemplated under Rule 38a-1 under the Investment Company Act, Portfolio Manager has implemented a compliance program that is reasonably designed to prevent violations of the federal securities laws by the Portfolio with respect to those services provided pursuant to this Agreement. Portfolio Manager acknowledges that the Trust may, in response to regulations or recommendations issued by the SEC or other regulatory agencies, from time to time, request additional information regarding the personal securities trading of its directors, partners, officers and employees and the policies of Portfolio Manager with regard to such trading. Portfolio Manager agrees that it make reasonable efforts to respond to the Trust’s reasonable requests in this area.

(c) Upon request of the Trust, Portfolio Manager shall promptly supply the Trust with any information concerning Portfolio Manager and its stockholders, employees and affiliates that the Trust may reasonably require in connection with the preparation of its registration statements, proxy materials, reports and other documents required, under applicable state or Federal laws, to be filed with state or Federal agencies and/or provided to shareholders of the Trust.

10.        Representation, Warranties and Agreements of the Trust.

(a) The Trust agrees that it shall promptly notify, if legally permitted, the Portfolio Manager (1) in the event that the SEC censures either the Adviser or the Trust; placed limitations on any of their activities, functions or operations; suspended or revoked the Adviser’s registrations as an investment adviser; or has commenced proceedings on an investigation (formally or informally) that may result in any of these actions, (2) upon having a reasonable basis for believing that the Trust has ceased to qualify or may not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, or (3) of any other regulatory matter involving the Trust’s investments or investment practices.

(b) The Trust agrees that, to the extent any action is taken by the Trust that with respect to the Trust’s investment objectives, strategies, policies and restrictions or relevant provisions of the Trust’s registration statement as it relates to the services provided by the Portfolio Manager to the Trust, the Trust will take all reasonable steps to ensure that Portfolio Manager is afforded a reasonable period during which to implement any such change and Portfolio Manager agrees it will make reasonable efforts to implement any such action within such implementation period.

11.        Status of Portfolio Manager. The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the Trust may, from time to time, engage to provide services to the Trust, its Portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.

12.        Service to Other Clients. It is understood that Portfolio Manager may perform investment advisory services for various clients including related persons, related entities of the Portfolio Manager and various investment companies. The Trust agrees that Portfolio Manager may provide advice and take action with respect to any of its other clients, itself or affiliates that may compete with or differ from the advice given or the timing or nature of action taken with respect to the Account, so long as it is the Portfolio Manager’s policy, to the extent practical, to allocate investment opportunities to the Account over a period of time on a fair and equitable basis relative to other clients, itself and its affiliates. It is understood that Portfolio Manager shall not have any obligation to purchase or sell, or to recommend for purchase or sale, for the account any security or other investment which Portfolio Manager, its principals, affiliates, or employees may purchase or sell for its or their own accounts or for the account of any other client. Portfolio Manager may, but is not required to, enter into “batch” trades for multiple clients.

13.        Inside Information. Portfolio Manager shall, as a general rule, seek only to obtain publicly available research material and information. In the event Portfolio Manager does acquire or in some manner possess “material non-public information,” (“MNPI”) (as defined under the Insider trading and Securities Fraud Enforcement Act of 1988) Portfolio Manager acknowledges that it has implemented adequate procedures which may include information sharing restrictions (fire walls) to reasonably seek to assure regulatory compliance. The Trust acknowledges that possession of MNPI may adversely affect the Portfolio Manager’s ability to initiate investing or continue investing in a specific portfolio security.

14.        Proxies. Portfolio Manager will vote the proxies solicited by the issuers of securities in which assets of the Account are managed by Portfolio Manager or held in the Trust’s Account during the related designated investment period.

15.        Class Actions. The Trust and not Portfolio Manager will generally, unless otherwise stipulated by law or written agreement, initiate and pursue all appropriate litigation claims and related filings in connection with the Account. However, Portfolio Manager will upon request and to the extent possible, assist the Trust and Custodian with such actions, but may only do so on behalf of the assets currently managed by the Portfolio Manager. Portfolio Manager will forward to the Trust promptly any materials it receives in this regard.

16.        Counterparts and Notice. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by certified mail, by hand or via overnight delivery service as follows:

If to the Trust:

HC Capital Trust

300 Barr Harbor Drive, 5th Floor

West Conshohocken, PA 19428

Attention: General Counsel

Email: jeisner@hirtlecallaghan.com,

with a copy to dfelice@stradley.com

If to Portfolio Manager:

Parametric Portfolio Associates LLC,

Attn: Legal and Compliance Department

1918 Eighth Ave, Suite 3100

Seattle, WA 98101

17.        Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act.

The Trust acknowledges receipt of Part II of Portfolio Manager’s Form ADV, copies of which have been provided to the Trust’s Board of Trustees.

Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Portfolio. Portfolio Manager further agrees that it will not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Trust, or from the Trustees of the Trust or any individual Trustee of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

ATTEST:	Parametric Portfolio Associates LLC

By: _____________________

Name:

Title:

Date:

ATTEST:	The HC Capital Trust (on behalf of The [ ] Portfolio)

By: _____________________

Name:

Title:

Date:

FORM OF PORTFOLIO MANAGEMENT AGREEMENT

For The [                ] Portfolio

(Tax-Managed Custom Core Strategy)

AGREEMENT made this ___ day of ________, 2021, between Parametric Portfolio Associates LLC, a limited liability company organized under the laws of Delaware (“Portfolio Manager”) and The HC Capital Trust, a Delaware statutory trust (“Trust”).

WHEREAS, the Trust is registered as an open-end, diversified, management series investment company under the Investment Company Act of 1940, as amended (“Investment Company Act”) which currently offers twenty series of beneficial interests (“shares”) representing interests in separate investment portfolios, and may offer additional portfolios in the future; and

WHEREAS, HC Capital Solutions, a division of Hirtle, Callaghan & Co., LLC (the “Adviser”) serves as the overall investment adviser to the Trust under the terms of a discretionary investment advisory agreement; and

WHEREAS, the Trust desires to retain the Portfolio Manager to provide, together with HC Capital Solutions, a continuous program of investment management to that portion of The [                    ] Portfolio of the Trust (“Portfolio”) that may, from time to time, be allocated to its Tax-Managed Custom Core Strategy by, or under the supervision of, the Trust’s Board of Trustees, and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust;

NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:

1.          Appointment of Portfolio Manager. The Trust hereby retains Portfolio Manager to provide the investment services set forth herein and Portfolio Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, the Portfolio Manager shall at all times act in accordance with the investment objectives, policies and restrictions applicable to the Portfolio as set forth in the then current Registration Statement of the Trust delivered by the Trust to the Portfolio Manager, applicable provisions of the Investment Company Act and the rules and regulations promulgated under the Investment Company Act and other applicable federal securities laws.

2.          Duties of Portfolio Manager. (a) Portfolio Manager shall provide, together with HC Capital Solutions, a continuous program of investment management for that portion of the assets of the Portfolio that may, from time to time be allocated to its Tax-Managed Custom Core Strategy (“Account”) by, or under the supervision of, the Trust’s Board of Trustees, as indicated in writing by an authorized officer of the Trust. It is understood that the Account may consist of all, a portion of or none of the assets of the Portfolio, and that the Board of Trustees and/or the Adviser have the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to the Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of the Account or the Portfolio. The Portfolio Manager’s responsibility for providing portfolio management services to the Portfolio shall be limited to the Account.

(b) Subject to the general supervision of the Trust’s Board of Trustees, and together with HC Capital Solutions, Portfolio Manager shall have sole investment discretion with respect to the Account, including investment research, selection of the securities and other investments to be purchased and sold and the portion of the Account, if any, that shall be held uninvested, and the selection of brokers, dealers and futures commission merchants through which transactions in the Account shall be executed. The Portfolio Manager shall not consult with any other portfolio manager of the Portfolio concerning transactions for the Portfolio in securities or other assets. Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:

    (i) advise the Portfolio’s designated custodian bank and administrator or accounting agent on each business day of each purchase and sale or by the day following trade date, as the case may be, made on behalf of the Account, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker, dealer or futures commission merchant and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;

    (ii) maintain all applicable books and records with respect to the transactions of the Account. Specifically, Portfolio Manager agrees to maintain with respect to the Account those records required to be maintained under Rule 31a-1(b)(1), (b)(5) and (b)(6) under the Investment Company Act with respect to transactions in the Account including, without limitation, records which reflect securities or other investment instruments purchased or sold in the Account, showing for each such transaction, the name and quantity of securities or other investment instruments, the unit and aggregate purchase or sale price, commission paid (if any), the market on which the transaction was effected, the trade date, the settlement date, and the identity of the effecting broker or dealer. Portfolio Manager will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust’s request. The Trust agrees, however, that Portfolio Manager may retain copies of those records that are required to be maintained by Portfolio Manager under federal or state regulations to which it may be subject or are reasonably necessary for purposes of conducting its business;

    (iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the daily computation of the Portfolio’s net asset value and net income, preparation of proxy statements or amendments to the Trust’s registration statement and monitoring investments made in the Account to ensure compliance with the various limitations on investments applicable to the Portfolio and to ensure that the Portfolio will continue to qualify for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”); and

    (iv) render regular reports to the Trust concerning the performance of Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that it will, at the reasonable request of the Board of Trustees, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment program of the Account.

3.          Portfolio Transaction and Brokerage. In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall use its best efforts to execute securities transactions on behalf of the Account in such a manner that the total cost or proceeds in each transaction is the most favorable under the circumstances. Portfolio Manager may, however, in its discretion, direct orders to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay to those brokers a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Portfolio Manager to the Account and any other accounts with respect to which Portfolio Manager exercises investment discretion, and provided further that the extent and continuation of any such practice is subject to review by the Trust’s Board of Trustees. Portfolio Manager shall not execute any portfolio transactions for the Trust with a broker or dealer which is an “affiliated person” of the Trust or Portfolio Manager, including any other investment advisory organization that may, from time to time act as a portfolio manager for the Portfolio or any of the Trust’s other Portfolios, except as permitted under the Investment Company Act and rules promulgated thereunder. The Trust shall provide a list of such affiliated brokers and dealers to Portfolio Manager and will promptly advise Portfolio Manager of any changes in such list.

4.          Expenses and Compensation. Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the Portfolio or the Trust, including, without limitation: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses. For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee, which fee shall be calculated daily and payable monthly in arrears at the annual rate of 0.10% of the first $250 million of the Combined Assets; 0.09% of the next $250 million of the Combined Assets; 0.08% of the next $500 million of the Combined Assets; and 0.07% of the Combined Assets over $1 billion.

For purposes of this Section 4, the term “Combined Assets” shall mean the sum of: (a) the net assets in the Account; and (b) the net assets of that portion of each of the other Portfolios of the Trust allocated to Parametric from time to time for investment in their Tax-Managed Custom Core Strategy.

If, at the close of business on September 30, 2019, the Combined Assets under this Agreement are less than $500 million, the fee for the first $250 million shall be permanently increased to 0.13% of the first $250 million of the Combined Assets; 0.09% of the next $250 million of the Combined Assets; 0.08% of the next $500 million of the Combined Assets; and 0.07% of the Combined Assets over $1 billion.

For avoidance of doubt, Trust assets will be valued in accordance with the Trust’s Procedures for Determining Net Asset Value for the Trust.

5.          Limitation of Liability and Indemnification. (a) The Portfolio Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Trust on behalf of the Portfolio, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement. The Trust shall indemnify the Portfolio Manager for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Trust’s willful misfeasance, bad faith, negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

(b) Notwithstanding the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon (i) Portfolio Manager’s current Form ADV and (ii) information provided, in writing, by Portfolio Manager to the Trust in accordance with Section 9 of this Agreement or otherwise to the extent such information was provided by Portfolio Manager for the purpose of inclusion in SEC Filings, as hereinafter defined provided that a copy of each SEC Filing is provided to Portfolio Manager as follows: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing. For purposes of this Section 5, “SEC Filings” means the Trust’s registration statement and amendments thereto, proxy statement or information statement and any periodic reports relating to the Trust and its Portfolios that are required by law to be furnished to shareholders of the Trust and/or filed with the Securities and Exchange Commission.

(c) The Portfolio Manager shall indemnify the Trust for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Portfolio Manager’s willful misfeasance, bad faith, negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Portfolio Manager further agrees to indemnify and hold harmless the Trust and each of its Trustees, officers, employees and control persons from any claims, liabilities and reasonable expenses, including reasonable attorneys’ fees (collectively, “Losses”), to the extent that such Losses arise out of any untrue statement of a material fact contained in an SEC Filing or the omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading, if such statement or omission was made in reliance upon Portfolio Manager’s current Form ADV or written information furnished by Portfolio Manager for the purpose of inclusion in such SEC Filings or other appropriate SEC Filings provided that a copy of each SEC Filing was provided to Portfolio Manager as follows (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual report on Form N-SAR or any shareholder report or proxy statement; (iii) at least 10 business days prior to first use, in the case of any other SEC Filing.

(d) In the event that a legal proceeding is commenced against the Trust on the basis of claims for which Portfolio Manager would, if such claims were to prevail, be required to indemnify the Trust pursuant to Section 5(c) above, Portfolio Manager will, at its expense, provide such assistance as the Trust may reasonably request in preparing the defense of such claims (including by way of example making personnel available for interview by counsel for the Trust, but specifically not including retention or payment of counsel to defend such claims on behalf of the Trust) provided that Portfolio Manager will not be required to pay any Losses of the Trust except to the extent it may be required to do so under Section 5(c) above.

(e) The indemnification obligations set forth in Section 5 (c) shall not apply unless: (i) the statement or omission in question accurately reflects information provided to the Trust in writing by the Portfolio Manager; (ii) the statement or omission in question was made in an SEC Filing in reliance upon written information provided to the Trust by the Portfolio Manager specifically for use in such SEC Filing; (iii) the Portfolio Manager was afforded the opportunity to review the statement (or the omission was identified to it) in connection with the 10 business day review requirement set forth in Section 5(b) above; and (iv) upon receipt by the Trust of any notice of the commencement of any action or the assertion of any claim to which the indemnification obligations set forth in Section 5(c) may apply, the Trust notifies the Portfolio Manager, within 30 days and in writing, of such receipt and provides to Portfolio Manager the opportunity to participate in the defense and/or settlement of any such action or claim. Further, Portfolio Manager will not be required to indemnify any person under this Section 5 to the extent that Portfolio Manager relied upon statements or information furnished to them, in writing, by any officer, employee or Trustee of the Trust, or by the Trust’s custodian, administrator or accounting agent or any other agent of the Trust, in preparing written information provided to the Trust and upon which the Trust relied in preparing the SEC Filing(s) in question.

(f) Portfolio Manager shall not be liable for: (i) any acts of any other portfolio manager to the Portfolio or the Trust with respect to the portion of the assets of the Portfolio or the Trust not managed by the Portfolio Manager; and (ii) acts of the Portfolio Manager which result from acts of the Trust, including, but not limited to, a failure of the Trust to provide accurate and current information with respect to the investment objectives, policies, or restrictions applicable to the Portfolio, actions of the Trustees, or any records maintained by Trust or any other portfolio manager to the Portfolio. The Trust agrees that, to the extent the Portfolio Manager complies with the investment objectives, policies, and restrictions applicable to the Portfolio as provided to the Portfolio Manager by the Trust, and with laws, rules, and regulations applicable to the Portfolio in the management of the assets of the Portfolio specifically committed to management by the Portfolio Manager, without regard to any other assets or investments of the Portfolio, Portfolio Manager will be conclusively presumed for all purposes to have met its obligations under this Agreement to act in accordance with the investment objectives, policies, and restrictions applicable to the Portfolio and with laws, rules, and regulations applicable to the Portfolio, it being the intention that for this purpose the assets committed to management by the Portfolio Manager shall be considered a separate and discrete investment portfolio from any other assets of the Portfolio. Without limiting the generality of the foregoing, the Portfolio Manager will have no obligation to inquire into, or to take into account, any other investments of the Portfolio in making investment decisions under this Agreement. In no event shall the Portfolio Manager or any officer, director, employee, or agent or the Portfolio Manager have any liability arising from the conduct of the Trust (or any entity unaffiliated with Portfolio Manager and acting on the Trust’s behalf) and any other portfolio manager with respect to the portion of the Portfolio’s assets not allocated to the Portfolio Manager.

6.          Permissible Interest. Subject to and in accordance with the Trust’s Declaration of Trust and Bylaws and corresponding governing documents of Portfolio Manager, Trustees, officers, agents and shareholders of the Trust may have an interest in the Portfolio Manager as officers, directors, agents and/or shareholders or otherwise. Portfolio Manager may have similar interests in the Trust. The effect of any such interrelationships shall be governed by said governing documents and the provisions of the Investment Company Act.

7.          Duration, Termination and Amendments. This Agreement shall become effective as of the date first written above and shall continue in effect thereafter for two years. This Agreement shall continue in effect from year to year thereafter for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board of Trustees or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board of Trustees (“Independent Trustees”) who are not “interested persons” of the Trust or any investment adviser to the Trust.

This Agreement may be terminated by the Portfolio Manager at any time and without penalty upon thirty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may be terminated by the Trust at any time and without penalty upon sixty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent Trustees and/or the holders of the Trust’s or the Portfolio’s outstanding shareholders, such approval must be obtained before any such amendment may become effective. This Agreement shall terminate upon its assignment. For purposes of this Agreement, the terms “majority of the outstanding voting securities,” “assignment” and “interested person” shall have the meanings set forth in the Investment Company Act.

8.          Confidentiality; Use of Name. Portfolio Manager and the Trust acknowledge and agree that during the term of this Agreement the parties may have access to certain information that is proprietary to the Trust or Portfolio Manager, respectively (or to their affiliates and/or service providers). The parties agree that their respective officers and employees shall treat all such proprietary information as confidential and will not use or disclose information contained in, or derived from such material for any purpose other than in connection with the carrying out of their responsibilities under this Agreement and the management of the Trust’s assets, provided, however, that this shall not apply in the case of: (i) information that is publicly available; and (ii) disclosures required by law or requested by any regulatory authority that may have jurisdiction over Portfolio Manager or the Trust, as the case may be, in which case such party shall request such confidential treatment of such information as may be reasonably available. In addition, each party shall use its reasonable efforts to ensure that its agents or affiliates who may gain access to such proprietary information shall be made aware of the proprietary nature and shall likewise treat such materials as confidential.

It is acknowledged and agreed that the names “Hirtle Callaghan,” “Hirtle Callaghan Chief Investment Officers” (which is a registered trademark of Hirtle Callaghan & Co., Inc. (“HCCI”)), “HC Capital” and derivatives of each, as well as any logo that is now or shall later become associated with either name (“Marks”) are valuable property of HCCI and that the use of the Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust by HCCI. Portfolio Manager agrees that it will not use any Mark without the prior written consent of the Trust. Portfolio Manager consents to use of its name, performance data, biographical data and other pertinent data, and the Parametric Marks (as defined below), by the Trust for use in marketing and sales literature, provided that any such marketing and sales literature shall not be used by the Trust without the prior written consent of Portfolio Manager, which consent shall not be unreasonably withheld. The Trust shall have full responsibility for the compliance by any such marketing and sales literature with all applicable laws, rules, and regulations, and Portfolio Manager will have no responsibility or liability therefor. The provisions of this Section 8 shall survive termination of this Agreement.

It is acknowledged and agreed that the names “Parametric Portfolio Associates” and “Parametric Clifton” and any portions or derivatives thereof, as well as any logo that is now or shall later become associated with such name (“Parametric Marks”), are valuable property of Portfolio Manager and that the use of the Parametric Marks by the Trust or its agents is permitted only so long as this Agreement is in place.

The provisions of this Section 8 shall survive termination of this Agreement.

9.          Representation, Warranties and Agreements of Portfolio Manager. Portfolio Manager represents and warrants that:

(a) It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Investment Advisers Act”), it will maintain such registration in full force and effect and will promptly report to the Trust the commencement of any formal proceeding that could render Portfolio Manager ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act.

(b) Portfolio Manager understands that the Trust is subject to various regulations under the Investment Company Act which require that the Board review and approve various procedures adopted by portfolio managers and may also require disclosure regarding the Board’s consideration of these matters in various documents required to be filed with the SEC. Portfolio Manager represents it will, upon reasonable request of the Trust, provide to the Trust information regarding all such matters including, but not limited to, codes of ethics required by Rule 17j-1 under the Investment Company Act and compliance procedures required by Rule 206(4)-7 under the Investment Advisers Act, as well as certifications that, as contemplated under Rule 38a-1 under the Investment Company Act, Portfolio Manager has implemented a compliance program that is reasonably designed to prevent violations of the federal securities laws by the Portfolio with respect to those services provided pursuant to this Agreement. Portfolio Manager acknowledges that the Trust may, in response to regulations or recommendations issued by the SEC or other regulatory agencies, from time to time, request additional information regarding the personal securities trading of its directors, partners, officers and employees and the policies of Portfolio Manager with regard to such trading. Portfolio Manager agrees that it make reasonable efforts to respond to the Trust’s reasonable requests in this area.

(c) Upon request of the Trust, Portfolio Manager shall promptly supply the Trust with any information concerning Portfolio Manager and its stockholders, employees and affiliates that the Trust may reasonably require in connection with the preparation of its registration statements, proxy materials, reports and other documents required, under applicable state or Federal laws, to be filed with state or Federal agencies and/or provided to shareholders of the Trust.

10.        Representation, Warranties and Agreements of the Trust.

(a) The Trust agrees that it shall promptly notify, if legally permitted, the Portfolio Manager (1) in the event that the SEC censures either the Adviser or the Trust; placed limitations on any of their activities, functions or operations; suspended or revoked the Adviser’s registrations as an investment adviser; or has commenced proceedings on an investigation (formally or informally) that may result in any of these actions, (2) upon having a reasonable basis for believing that the Trust has ceased to qualify or may not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, or (3) of any other regulatory matter involving the Trust’s investments or investment practices.

(b) The Trust agrees that, to the extent any action is taken by the Trust that with respect to the Trust’s investment objectives, strategies, policies and restrictions or relevant provisions of the Trust’s registration statement as it relates to the services provided by the Portfolio Manager to the Trust, the Trust will take all reasonable steps to ensure that Portfolio Manager is afforded a reasonable period during which to implement any such change and Portfolio Manager agrees it will make reasonable efforts to implement any such action within such implementation period.

11.        Status of Portfolio Manager. The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the Trust may, from time to time, engage to provide services to the Trust, its Portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.

12.        Service to Other Clients. It is understood that Portfolio Manager may perform investment advisory services for various clients including related persons, related entities of the Portfolio Manager and various investment companies. The Trust agrees that Portfolio Manager may provide advice and take action with respect to any of its other clients, itself or affiliates that may compete with or differ from the advice given or the timing or nature of action taken with respect to the Account, so long as it is the Portfolio Manager’s policy, to the extent practical, to allocate investment opportunities to the Account over a period of time on a fair and equitable basis relative to other clients, itself and its affiliates. It is understood that Portfolio Manager shall not have any obligation to purchase or sell, or to recommend for purchase or sale, for the account any security or other investment which Portfolio Manager, its principals, affiliates, or employees may purchase or sell for its or their own accounts or for the account of any other client. Portfolio Manager may, but is not required to, enter into “batch” trades for multiple clients.

13.        Inside Information. Portfolio Manager shall, as a general rule, seek only to obtain publicly available research material and information. In the event Portfolio Manager does acquire or in some manner possess “material non-public information,” (“MNPI”) (as defined under the Insider trading and Securities Fraud Enforcement Act of 1988) Portfolio Manager acknowledges that it has implemented adequate procedures which may include information sharing restrictions (fire walls) to reasonably seek to assure regulatory compliance. The Trust acknowledges that possession of MNPI may adversely affect the Portfolio Manager’s ability to initiate investing or continue investing in a specific portfolio security.

14.        Proxies. Portfolio Manager will vote the proxies solicited by the issuers of securities in which assets of the Account are managed by Portfolio Manager or held in the Trust’s Account during the related designated investment period in accordance with the Trust’s proxy voting procedures and the Portfolio Manager’s proxy voting procedures adopted pursuant to Rule 206(4)-6 under the Advisers Act and other applicable law. The Trust and Portfolio Manager agree that only Portfolio Manager will exercise “investment discretion” with respect to the assets of the Account within the meaning of Section 13(f) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and that Portfolio Manager shall be responsible for filing any required reports pursuant to Section 13(f) and the rules thereunder. In addition, the Trust and Portfolio Manager agree that only Portfolio Manager will exercise “voting power” and “investment power” with respect to the assets of the Account within the meaning of Rule 13d-3 under the Exchange Act and Portfolio Manager shall be responsible for filing reports pursuant to Sections 13(d) and 13(g) of the Exchange Act and the rules and regulations thereunder.

15.        Class Actions. The Trust and not Portfolio Manager will generally, unless otherwise stipulated by law or written agreement, initiate and pursue all appropriate litigation claims and related filings in connection with the Account. However, Portfolio Manager will upon request and to the extent possible, assist the Trust and Custodian with such actions, but may only do so on behalf of the assets currently managed by the Portfolio Manager. Portfolio Manager will forward to the Trust promptly any materials it receives in this regard.

16.        Counterparts and Notice. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by certified mail, by hand or via overnight delivery service as follows:

If to the Trust:

HC Capital Trust

300 Barr Harbor Drive, 5th Floor

West Conshohocken, PA 19428

Attention: General Counsel

Email: jeisner@hirtlecallaghan.com,

with a copy to dfelice@stradley.com

If to Portfolio Manager:

Parametric Portfolio Associates LLC,

Attn: Legal and Compliance Department

1918 Eighth Ave, Suite 3100

Seattle, WA 98101

17.        Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act.

The Trust acknowledges receipt of Part II of Portfolio Manager’s Form ADV, copies of which have been provided to the Trust’s Board of Trustees.

Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Portfolio. Portfolio Manager further agrees that it will not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Trust, or from the Trustees of the Trust or any individual Trustee of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

ATTEST:	Parametric Portfolio Associates LLC

By: _____________________

Name:

Title:

Date:

ATTEST:	The HC Capital Trust (on behalf of The [ ] Portfolio)

By: _____________________

Name:

Title:

Date:

FORM OF PORTFOLIO MANAGEMENT AGREEMENT

For the [                ] Portfolios of HC Capital Trust

(Options Overlay Strategy)

AGREEMENT made this ___ day of ________, 2021, between Parametric Portfolio Associates LLC, a limited liability company organized under the laws of Delaware (“Portfolio Manager”) and The HC Capital Trust, a Delaware statutory trust (“Trust”).

WHEREAS, the Trust is registered as an open-end, diversified, management series investment company under the Investment Company Act of 1940, as amended (“Investment Company Act”) which currently offers nineteen series of beneficial interests (“shares”) representing interests in separate investment portfolios, and may offer additional portfolios in the future; and

WHEREAS, HC Capital Solutions, a division of Hirtle, Callaghan & Co., LLC (the “Adviser”) serves as the overall investment adviser to the Trust under the terms of a discretionary investment advisory agreement; and

WHEREAS, the Trust desires to retain the Portfolio Manager to provide, together with HC Capital Solutions, a continuous program of investment management to that portion of each of the portfolios of the Trust (each, a “Portfolio” and collectively, the “Portfolios”) listed on Appendix A to this Agreement that may, from time to time, be allocated to its Options Overlay Strategy by, or under the supervision of, the Trust’s Board of Trustees, and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust;

NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:

1.          Appointment of Portfolio Manager. The Trust hereby retains Portfolio Manager to provide the investment services set forth herein and Portfolio Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, the Portfolio Manager shall at all times act in accordance with the investment objectives, policies and restrictions applicable to each Portfolio as set forth in the then current Registration Statement of the Trust delivered by the Trust to the Portfolio Manager, applicable provisions of the Investment Company Act and the rules and regulations promulgated under the Investment Company Act and other applicable federal securities laws.

2.          Duties of Portfolio Manager. (a) Portfolio Manager shall provide, together with HC Capital Solutions, a continuous program of investment management for that portion of the assets of each Portfolio that may, from time to time be allocated to its Options Overlay Strategy (each an “Account”) by, or under the supervision of, the Trust’s Board of Trustees, as indicated in writing by an authorized officer of the Trust. It is understood that the Accounts may consist of all, a portion of or none of the assets of each Portfolio, and that the Board of Trustees and/or the Adviser have the right to allocate and reallocate such assets to each Account at any time, and from time to time, upon such notice to the Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of such Account or each Portfolio. The Portfolio Manager’s responsibility for providing portfolio management services to the Portfolios under this Agreement shall be limited to the Accounts.

(b) Subject to the general supervision of the Trust’s Board of Trustees, and together with HC Capital Solutions, Portfolio Manager shall have sole investment discretion with respect to each Account, including investment research, selection of the securities and other investments to be purchased and sold and the portion of each Account, if any, that shall be held uninvested, and the selection of brokers, dealers and futures commission merchants through which transactions in such Account shall be executed. The Portfolio Manager shall not consult with any other portfolio manager of any Portfolio concerning transactions for the respective Portfolios in securities or other assets. Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:

    (i) advise each Portfolio’s designated custodian bank and administrator or accounting agent on each business day of each purchase and sale or by the day following trade date, as the case may be, made on behalf of each Account, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker, dealer or futures commission merchant and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;

    (ii) maintain all applicable books and records with respect to the transactions of the Accounts. Specifically, Portfolio Manager agrees to maintain with respect to each Account those records required to be maintained under Rule 31a-1(b)(1), (b)(5) and (b)(6) under the Investment Company Act with respect to transactions in such Account including, without limitation, records which reflect securities or other investment instruments purchased or sold in such Account, showing for each such transaction, the name and quantity of securities or other investment instruments, the unit and aggregate purchase or sale price, commission paid (if any), the market on which the transaction was effected, the trade date, the settlement date, and the identity of the effecting broker or dealer. Portfolio Manager will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust’s request. The Trust agrees, however, that Portfolio Manager may retain copies of those records that are required to be maintained by Portfolio Manager under federal or state regulations to which it may be subject or are reasonably necessary for purposes of conducting its business;

    (iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the daily computation of each Portfolio’s net asset value and net income, preparation of proxy statements or amendments to the Trust’s registration statement and monitoring investments made in each Account to ensure compliance with the various limitations on investments applicable to each Portfolio and to ensure that each Portfolio will continue to qualify for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”); and

    (iv) render regular reports to the Trust concerning the performance of Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that it will, at the reasonable request of the Board of Trustees, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment program of each Account.

3.          Portfolio Transaction and Brokerage. In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall use its best efforts to execute securities transactions on behalf of each Account in such a manner that the total cost or proceeds in each transaction is the most favorable under the circumstances. Portfolio Manager may, however, in its discretion, direct orders to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay to those brokers a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Portfolio Manager to the Account and any other accounts with respect to which Portfolio Manager exercises investment discretion, and provided further that the extent and continuation of any such practice is subject to review by the Trust’s Board of Trustees. Portfolio Manager shall not execute any portfolio transactions for the Trust with a broker or dealer which is an “affiliated person” of the Trust or Portfolio Manager, including any other investment advisory organization that may, from time to time act as a portfolio manager for any of the Trust’s Portfolios, except as permitted under the Investment Company Act and rules promulgated thereunder. The Trust shall provide a list of such affiliated brokers and dealers to Portfolio Manager and will promptly advise Portfolio Manager of any changes in such list.

4.          Expenses and Compensation. Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of any Portfolio or the Trust, including, without limitation: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to any Portfolio; and (iii) custodian fees and expenses. For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee, which shall be payable monthly in arrears, of $4,500 from each Portfolio for each calendar month in which such Portfolio has assets allocated to the Options Overlay Strategy. For avoidance of doubt, no Portfolio shall pay any fee to Portfolio Manager with respect to any calendar month in which no assets of such Portfolio were allocated to the Options Overlay Strategy.

5.          Limitation of Liability and Indemnification. (a) The Portfolio Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Portfolio or the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Trust on behalf of any Portfolio, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement. The Trust shall indemnify the Portfolio Manager for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Trust’s willful misfeasance, bad faith, negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

(b) Notwithstanding the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon (i) Portfolio Manager’s current Form ADV and (ii) information provided, in writing, by Portfolio Manager to the Trust in accordance with Section 9 of this Agreement or otherwise to the extent such information was provided by Portfolio Manager for the purpose of inclusion in SEC Filings, as hereinafter defined provided that a copy of each SEC Filing is provided to Portfolio Manager as follows: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual report on Form N-CEN or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing. For purposes of this Section 5, “SEC Filings” means the Trust’s registration statement and amendments thereto, proxy statement or information statement and any periodic reports relating to the Trust and its Portfolios that are required by law to be furnished to shareholders of the Trust and/or filed with the Securities and Exchange Commission.

(c) The Portfolio Manager shall indemnify the Trust for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Portfolio Manager’s willful misfeasance, bad faith, negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Portfolio Manager further agrees to indemnify and hold harmless the Trust and each of its Trustees, officers, employees and control persons from any claims, liabilities and reasonable expenses, including reasonable attorneys’ fees (collectively, “Losses”), to the extent that such Losses arise out of any untrue statement of a material fact contained in an SEC Filing or the omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading, if such statement or omission was made in reliance upon Portfolio Manager’s current Form ADV or written information furnished by Portfolio Manager for the purpose of inclusion in such SEC Filings or other appropriate SEC Filings provided that a copy of each SEC Filing was provided to Portfolio Manager as follows: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual report on Form N-CEN or any shareholder report or proxy statement; (iii) at least 10 business days prior to first use, in the case of any other SEC Filing.

(d) In the event that a legal proceeding is commenced against the Trust on the basis of claims for which Portfolio Manager would, if such claims were to prevail, be required to indemnify the Trust pursuant to Section 5(c) above, Portfolio Manager will, at its expense, provide such assistance as the Trust may reasonably request in preparing the defense of such claims (including by way of example making personnel available for interview by counsel for the Trust, but specifically not including retention or payment of counsel to defend such claims on behalf of the Trust) provided that Portfolio Manager will not be required to pay any Losses of the Trust except to the extent it may be required to do so under Section 5(c) above.

(e) The indemnification obligations set forth in Section 5 (c) shall not apply unless: (i) the statement or omission in question accurately reflects information provided to the Trust in writing by the Portfolio Manager; (ii) the statement or omission in question was made in an SEC Filing in reliance upon written information provided to the Trust by the Portfolio Manager specifically for use in such SEC Filing; (iii) the Portfolio Manager was afforded the opportunity to review the statement (or the omission was identified to it) in connection with the 10 business day review requirement set forth in Section 5(b) above; and (iv) upon receipt by the Trust of any notice of the commencement of any action or the assertion of any claim to which the indemnification obligations set forth in Section 5(c) may apply, the Trust notifies the Portfolio Manager, within 30 days and in writing, of such receipt and provides to Portfolio Manager the opportunity to participate in the defense and/or settlement of any such action or claim. Further, Portfolio Manager will not be required to indemnify any person under this Section 5 to the extent that Portfolio Manager relied upon statements or information furnished to them, in writing, by any officer, employee or Trustee of the Trust, or by the Trust’s custodian, administrator or accounting agent or any other agent of the Trust, in preparing written information provided to the Trust and upon which the Trust relied in preparing the SEC Filing(s) in question.

(f) Portfolio Manager shall not be liable for: (i) any acts of any other portfolio manager to any Portfolio or the Trust with respect to the portion of the assets of such Portfolio or the Trust not managed by the Portfolio Manager; and (ii) acts of the Portfolio Manager which result from acts of the Trust, including, but not limited to, a failure of the Trust to provide accurate and current information with respect to the investment objectives, policies, or restrictions applicable to any Portfolio, actions of the Trustees, or any records maintained by Trust or any other portfolio manager to any Portfolio. The Trust agrees that, to the extent the Portfolio Manager complies with the investment objectives, policies, and restrictions applicable to each Portfolio as provided to the Portfolio Manager by the Trust, and with laws, rules, and regulations applicable to such Portfolio in the management of the assets of such Portfolio specifically committed to management by the Portfolio Manager, without regard to any other assets or investments of such Portfolio, Portfolio Manager will be conclusively presumed for all purposes to have met its obligations under this Agreement to act in accordance with the investment objectives, policies, and restrictions applicable to such Portfolio and with laws, rules, and regulations applicable to such Portfolio, it being the intention that for this purpose the assets committed to management by the Portfolio Manager shall be considered a separate and discrete investment portfolio from any other assets of such Portfolio. Without limiting the generality of the foregoing, the Portfolio Manager will have no obligation to inquire into, or to take into account, any other investments of any Portfolio in making investment decisions under this Agreement. In no event shall the Portfolio Manager or any officer, director, employee, or agent or the Portfolio Manager have any liability arising from the conduct of the Trust (or any entity unaffiliated with Portfolio Manager and acting on the Trust’s behalf) and any other portfolio manager with respect to the portion of any Portfolio’s assets not allocated to the Portfolio Manager.

6.          Permissible Interest. Subject to and in accordance with the Trust’s Declaration of Trust and Bylaws and corresponding governing documents of Portfolio Manager, Trustees, officers, agents and shareholders of the Trust may have an interest in the Portfolio Manager as officers, directors, agents and/or shareholders or otherwise. Portfolio Manager may have similar interests in the Trust. The effect of any such interrelationships shall be governed by said governing documents and the provisions of the Investment Company Act.

7.          Duration, Termination and Amendments. This Agreement shall become effective as of the date first written above and shall continue in effect thereafter for two years. This Agreement shall continue in effect from year to year thereafter with respect to each Portfolio for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board of Trustees or the vote of the holders of a majority of each respective Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board of Trustees (“Independent Trustees”) who are not “interested persons” of the Trust or any investment adviser to the Trust.

This Agreement may be terminated by the Portfolio Manager with respect to any Portfolio at any time and without penalty upon thirty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may be terminated by the Trust with respect to any Portfolio at any time and without penalty upon sixty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent Trustees and/or the holders of the Trust’s or the Portfolio’s outstanding shareholders, such approval must be obtained before any such amendment may become effective. This Agreement shall terminate upon its assignment. For purposes of this Agreement, the terms “majority of the outstanding voting securities,” “assignment” and “interested person” shall have the meanings set forth in the Investment Company Act.

8.          Confidentiality; Use of Name. Portfolio Manager and the Trust acknowledge and agree that during the term of this Agreement the parties may have access to certain information that is proprietary to the Trust or Portfolio Manager, respectively (or to their affiliates and/or service providers). The parties agree that their respective officers and employees shall treat all such proprietary information as confidential and will not use or disclose information contained in, or derived from such material for any purpose other than in connection with the carrying out of their responsibilities under this Agreement and the management of the Trust’s assets, provided, however, that this shall not apply in the case of: (i) information that is publicly available; and (ii) disclosures required by law or requested by any regulatory authority that may have jurisdiction over Portfolio Manager or the Trust, as the case may be, in which case such party shall request such confidential treatment of such information as may be reasonably available. In addition, each party shall use its reasonable efforts to ensure that its agents or affiliates who may gain access to such proprietary information shall be made aware of the proprietary nature and shall likewise treat such materials as confidential.

It is acknowledged and agreed that the names “Hirtle Callaghan,” “Hirtle Callaghan Chief Investment Officers” (which is a registered trademark of Hirtle Callaghan & Co., Inc. (“HCCI”)), “HC Capital” and derivatives of each, as well as any logo that is now or shall later become associated with either name (“Marks”) are valuable property of HCCI and that the use of the Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust by HCCI. Portfolio Manager agrees that it will not use any Mark without the prior written consent of the Trust. Portfolio Manager consents to use of its name, performance data, biographical data and other pertinent data, and the Parametric Marks (as defined below), by the Trust for use in marketing and sales literature, provided that any such marketing and sales literature shall not be used by the Trust without the prior written consent of Portfolio Manager, which consent shall not be unreasonably withheld. The Trust shall have full responsibility for the compliance by any such marketing and sales literature with all applicable laws, rules, and regulations, and Portfolio Manager will have no responsibility or liability therefor. The provisions of this Section 8 shall survive termination of this Agreement.

It is acknowledged and agreed that the names “Parametric Portfolio Associates” and “Parametric Clifton” and any portions or derivatives thereof, as well as any logo that is now or shall later become associated with such name (“Parametric Marks”), are valuable property of Portfolio Manager and that the use of the Parametric Marks by the Trust or its agents is permitted only so long as this Agreement is in place.

The provisions of this Section 8 shall survive termination of this Agreement.

9.          Representation, Warranties and Agreements of Portfolio Manager. Portfolio Manager represents and warrants that:

(a) It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Investment Advisers Act”), it will maintain such registration in full force and effect and will promptly report to the Trust the commencement of any formal proceeding that could render Portfolio Manager ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act.

(b) Portfolio Manager understands that the Trust is subject to various regulations under the Investment Company Act which require that the Board review and approve various procedures adopted by portfolio managers and may also require disclosure regarding the Board’s consideration of these matters in various documents required to be filed with the SEC. Portfolio Manager represents it will, upon reasonable request of the Trust, provide to the Trust information regarding all such matters including, but not limited to, codes of ethics required by Rule 17j-1 under the Investment Company Act and compliance procedures required by Rule 206(4)-7 under the Investment Advisers Act, as well as certifications that, as contemplated under Rule 38a-1 under the Investment Company Act, Portfolio Manager has implemented a compliance program that is reasonably designed to prevent violations of the federal securities laws by the Portfolio with respect to those services provided pursuant to this Agreement. Portfolio Manager acknowledges that the Trust may, in response to regulations or recommendations issued by the SEC or other regulatory agencies, from time to time, request additional information regarding the personal securities trading of its directors, partners, officers and employees and the policies of Portfolio Manager with regard to such trading. Portfolio Manager agrees that it make reasonable efforts to respond to the Trust’s reasonable requests in this area.

(c) Upon request of the Trust, Portfolio Manager shall promptly supply the Trust with any information concerning Portfolio Manager and its stockholders, employees and affiliates that the Trust may reasonably require in connection with the preparation of its registration statements, proxy materials, reports and other documents required, under applicable state or Federal laws, to be filed with state or Federal agencies and/or provided to shareholders of the Trust.

10.        Representation, Warranties and Agreements of the Trust.

(a) The Trust agrees that it shall promptly notify, if legally permitted, the Portfolio Manager (1) in the event that the SEC censures either the Adviser or the Trust; placed limitations on any of their activities, functions or operations; suspended or revoked the Adviser’s registrations as an investment adviser; or has commenced proceedings on an investigation (formally or informally) that may result in any of these actions, (2) upon having a reasonable basis for believing that the Trust has ceased to qualify or may not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, or (3) of any other regulatory matter involving the Trust’s investments or investment practices.

(b) The Trust agrees that, to the extent any action is taken by the Trust that with respect to the Trust’s investment objectives, strategies, policies and restrictions or relevant provisions of the Trust’s registration statement as it relates to the services provided by the Portfolio Manager to the Trust, the Trust will take all reasonable steps to ensure that Portfolio Manager is afforded a reasonable period during which to implement any such change and Portfolio Manager agrees it will make reasonable efforts to implement any such action within such implementation period.

11.        Status of Portfolio Manager. The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the Trust may, from time to time, engage to provide services to the Trust, its Portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.

12.        Service to Other Clients. It is understood that Portfolio Manager may perform investment advisory services for various clients including related persons, related entities of the Portfolio Manager and various investment companies. The Trust agrees that Portfolio Manager may provide advice and take action with respect to any of its other clients, itself or affiliates that may compete with or differ from the advice given or the timing or nature of action taken with respect to the Account, so long as it is the Portfolio Manager’s policy, to the extent practical, to allocate investment opportunities to the Account over a period of time on a fair and equitable basis relative to other clients, itself and its affiliates. It is understood that Portfolio Manager shall not have any obligation to purchase or sell, or to recommend for purchase or sale, for the account any security or other investment which Portfolio Manager, its principals, affiliates, or employees may purchase or sell for its or their own accounts or for the account of any other client. Portfolio Manager may, but is not required to, enter into “batch” trades for multiple clients.

13.        Inside Information. Portfolio Manager shall, as a general rule, seek only to obtain publicly available research material and information. In the event Portfolio Manager does acquire or in some manner possess “material non-public information,” (“MNPI”) (as defined under the Insider trading and Securities Fraud Enforcement Act of 1988) Portfolio Manager acknowledges that it has implemented adequate procedures which may include information sharing restrictions (fire walls) to reasonably seek to assure regulatory compliance. The Trust acknowledges that possession of MNPI may adversely affect the Portfolio Manager’s ability to initiate investing or continue investing in a specific portfolio security.

14.        Proxies. Portfolio Manager will vote the proxies solicited by the issuers of securities in which assets of the Account are managed by Portfolio Manager or held in the Trust’s Account during the related designated investment period in accordance with the Trust’s proxy voting procedures and the Portfolio Manager’s proxy voting procedures adopted pursuant to Rule 206(4)-6 under the Advisers Act and other applicable law. The Trust and Portfolio Manager agree that only Portfolio Manager will exercise “investment discretion” with respect to the assets of the Account within the meaning of Section 13(f) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and that Portfolio Manager shall be responsible for filing any required reports pursuant to Section 13(f) and the rules thereunder. In addition, the Trust and Portfolio Manager agree that only Portfolio Manager will exercise “voting power” and “investment power” with respect to the assets of the Account within the meaning of Rule 13d-3 under the Exchange Act and Portfolio Manager shall be responsible for filing reports pursuant to Sections 13(d) and 13(g) of the Exchange Act and the rules and regulations thereunder.

15.        Class Actions. The Trust and not Portfolio Manager will generally, unless otherwise stipulated by law or written agreement, initiate and pursue all appropriate litigation claims and related filings in connection with the Account. However, Portfolio Manager will upon request and to the extent possible, assist the Trust and Custodian with such actions, but may only do so on behalf of the assets currently managed by the Portfolio Manager. Portfolio Manager will forward to the Trust promptly any materials it receives in this regard.

16.        Counterparts and Notice. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by certified mail, by hand or via overnight delivery service as follows:

If to the Trust:

HC Capital Trust

300 Barr Harbor Drive, 5th Floor

West Conshohocken, PA 19428

Attention: General Counsel

Email: jeisner@hirtlecallaghan.com,

with a copy to dfelice@stradley.com

If to Portfolio Manager:

Parametric Portfolio Associates LLC,

Attn: Legal and Compliance Department

1918 Eighth Ave, Suite 3100

Seattle, WA 98101

17.        Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act.

The Trust acknowledges receipt of Part II of Portfolio Manager’s Form ADV, copies of which have been provided to the Trust’s Board of Trustees.

Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of each respective Portfolio. Portfolio Manager further agrees that it will not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Trust, or from the Trustees of the Trust or any individual Trustee of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

ATTEST:	Parametric Portfolio Associates LLC

By: _____________________

Name:

Title:

Date:

ATTEST:	The HC Capital Trust

By: _____________________

Name:

Title:

Date: